Exhibit 10.1
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

PartnerEmpower™ AMERICAS DISTRIBUTOR AGREEMENT

DISTRIBUTION AGREEMENT

BETWEEN

SYMBOL TECHNOLOGIES, INC.

AND

SCANSOURCE, INC.

PARTNEREMPOWER AMERICAS DISTRIBUTION AGREEMENT
© 2014 Motorola Solutions, Inc. Proprietary and Confidential. Page 1

Exhibit 10.1
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

PartnerEmpower™ AMERICAS DISTRIBUTOR AGREEMENT

DISTRIBUTION AGREEMENT

This Distribution Agreement (the “Agreement”) is between

1.	SYMBOL TECHNOLOGIES, INC., a corporation incorporated in Delaware with a place of business at One Motorola Plaza, Holtsville, New York 11742 (“Motorola Solutions”); and

2.	SCANSOURCE, INC., a corporation incorporated in South Carolina, with a place of business at 6 Logue Court, Greenville, South Carolina 29615 (“Distributor”).

Motorola Solutions and Distributor will be referred to in the singular as a “Party” and collectively as the “Parties.”

1.    AGREEMENT STRUCTURE AND APPOINTMENT

Schedule 1	Market and Distributor Business Model

Schedule 2	Terms and Conditions of Sale

Annex 1    Terms and Conditions for the Use of Electronic Data Interchange

Annex 2    Distributor’s Upfront Discount Off List Price

Schedule 3	Technology Segments(s) and Special Provisions Relating Thereto (the “Technology Segments Schedule”)

Schedule 4A    Participation Agreement for Business in Brazil

Schedule 4B    Distributor Participation Agreement

Schedule 4C     Motorola Solutions Participation Agreement

Schedule 5	Sales where a US Federal Government Entity is the End User

Schedule 6	Confidentiality

Schedule 7	Motorola Solutions End User Software License Agreement

Schedule 8    Ethical Conduct and Compliance with Law

Schedule 9    OEM Distributor Addendum

Schedule 10    Flow-Down Provisions

2.	DEFINITION OF TERMS

PARTNEREMPOWER AMERICAS DISTRIBUTION AGREEMENT
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Exhibit 10.1
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PartnerEmpower™ AMERICAS DISTRIBUTOR AGREEMENT

For the purpose of this Agreement the following terms have the meanings set forth below:

2.1    “Affiliate” means that with respect to any specified entity, any other entity directly or indirectly controlling or controlled by or under direct or indirect common control with such specified entity. For the purposes of this definition, “control” (including, with correlative meanings, “controlling,” “controlled by,” and “under common control with”) means the power to direct or cause the direction of the management and policies of such entity, directly or indirectly, whether through the ownership of a majority of voting securities, by contract or otherwise; and it being understood and agreed that, with respect to a corporation, limited liability company or partnership, control shall mean direct or indirect ownership of more than 50% of the voting stock, limited liability company interest, general partnership interest or voting interest in any such corporation, limited liability company or partnership.

2.2    “Communities” means channel groups with similar characteristics as qualified by business model, customer focus, product/service expertise and scale. Communities are grouped according to their relationship with Motorola Solutions and will be serviced by Distributor as prescribed by the Program Elements.

2.3    “Custom or Configured Products” means Product modified to meet a specific requirement requested by Distributor and that is not ordinarily sold by Motorola Solutions in the modified form.

2.4    “Discounts” *****

2.5    “Distribution Download” means the electronic data feed regularly provided to Distributor by Motorola Solutions, which designates Program Members’ unique identifiers and the Technology Segment, Markets and Products to which they have access (subject to the Program Elements), List Price for Products and recommended discounts for Program Members.

2.6    “Effective Date” means the date this Agreement is signed by the last Party thereof.

2.7    “End User” or “Customers” will be used interchangeably and shall refer to the ultimate purchaser or user who obtains the Products for direct use and not for resale.

2.8    “List Price” means the Product prices before any Discounts are applied thereto, as published by Motorola Solutions from time to time and which may be included in the Distributor Download.

2.9    ‘‘Market’’ or “Market of Authorization” means where Products are ultimately being used, including the geographical area (”Territory”), horizontal or vertical field of use, type of Customers or named Customers, all as described in Schedule 1 and in the Program Elements.

2.10    ”Model” or “Distributor Business Model” means the role Distributor plays based on the customers and functions it serves as provided in the Program Elements and reflected in Schedule 1.

PARTNEREMPOWER AMERICAS DISTRIBUTION AGREEMENT
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Exhibit 10.1
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PartnerEmpower™ AMERICAS DISTRIBUTOR AGREEMENT

2.11    ‘‘Motorola Solutions Warranty’’ means the warranty on the Products extended by Motorola Solutions to End Users as specified in Section 13 or as otherwise provided by Motorola Solutions for the applicable Product.

2.12    “Not New” A Product is considered Not New if:
A. It is acquired from existing customer installations, liquidations, bankruptcies, lease terminations or expirations and any other similar resources, as well as equipment that at any point in its lifecycle has been used by an End User or, used as demonstration equipment.
B. At any time it has been loaded with software, sold to, leased, rented, shipped to any Party and then returned whether it was used or not.
C. Non-refurbished trade-in Products are excluded from this definition.

2.13    “Open Products” means a discrete list of Motorola Solutions Products requiring minimal expertise or support, which may (per the Program Elements), be sold to any reseller regardless of Program authorization.

2.14    “Open Resellers” means dealers, merchants and other legal entities holding a resale certificate, who are NOT members in good standing in the Program, and to whom Distributor may only sell Open Products for further resale to End Users.

2.15     Intentionally omitted.

2.16    ‘‘Price Book’’ *****

2.17    “Product(s),” or “Motorola Solutions Product(s)” means new hardware, Software (as defined in Section 12.4.1) and services available from Motorola Solutions for purchase and resale by Distributor, as set forth in Schedule 3 and the applicable product Price Book. Product(s) include Open Product(s).

2.18    “Program” means the Motorola Solutions PartnerEmpower™ Program which Distributor is a Community member of, authorizing Distributor to promote and resell those Motorola Solutions Products check-marked on Schedule 3 under the Program Elements.

2.19    “Program Elements” means the Program rules, guidelines, benefits, terms and criteria including the Distributor Program Guide and the Distribution Operations Guide. Subject to the terms of Section 8.1, the Program Elements may be amended by Motorola Solutions from time to time and shall be made available to Distributor via electronic posting in the Program portals, accessible to Distributor through the Web Site(s), or will otherwise be communicated to Distributor from time to time.

2.20    ”Program Members” means participants in the Program Communities and other entities as may be specified by Motorola Solutions from time to time, who are members in good standing in the Program and to whom Distributor is authorized to sell Products (or any subset thereof) for further resale to End Users, as may also be captured in the Distributor Download.

PARTNEREMPOWER AMERICAS DISTRIBUTION AGREEMENT
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Exhibit 10.1
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PartnerEmpower™ AMERICAS DISTRIBUTOR AGREEMENT

2.21    “Purchase Order” or “Order” means a written (including electronic) order from Distributor to purchase Products which contains the information required under Section 8.2 of the Agreement.

2.22    ”Resellers” means the entities to whom Distributor is authorized to sell Products (or any subset thereof) including Program Members and Open Resellers.

2.23    Intentionally omitted.

2.24     “Technology Segment(s)” means the like group of products comprising the Products Distributor is authorized to purchase for resale to Program Members authorized in each applicable Technology Segment(s). The Technology Segments in existence and in which Distributor participates as of the Effective Date are listed in Schedule 3.

2.25
‘‘Web Site(s)’’ means the Motorola Solutions on line (“MOL”) or other similar business-to-business e-commerce web sites and other web portals including without limitations the domain names Motorola Solutions.com, Motorola Solutions Online.com, Motorola Solutionsbrand.com and/or any equivalent thereof.

3.	APPOINTMENT AND RELATIONSHIP

3.1    Motorola Solutions grants Distributor a non-exclusive right to purchase Products at specified Discounts, *****, for resale to Resellers within the Market. Distributor is also authorized to sell OEM Products to OEM Customers as defined in Schedule 9 of this Agreement and in accordance with the terms specified therein.

3.2 Distributor shall not resell Product to End-Users. Distributor shall not resell to or through an independent agent or broker. Distributor shall not resell Product to or through catalogue sales outlets, mail order outlets or telemarket resellers.

3.3 Distributor shall submit for Motorola Solutions’ approval Distributor application, credit application, tax exempt certificate, education profile, product marketing plan, and other information reasonably required by Motorola Solutions to qualify Distributor.

3.4 Subsequent to the initial submittal, and prior to a renewal term, Distributor shall provide Motorola Solutions with semi-annual updates to its product marketing plan. Each product marketing plan shall include information in support of Distributor’s responsibilities set forth in this Agreement.

3.5 Distributor shall have sufficient and appropriate staffing and capabilities to promote and sell Products to its Resellers through Distributor’s own qualified sales force. Distributor shall also maintain a dedicated Motorola Solutions marketing person. Distributor shall be responsible for all expenses it incurs for Product purchase and resale.

3.6 Distributor shall have sufficient and appropriate staffing and capabilities to provide sales support, customer support and professional services support (as applicable) for its Resellers as described in the Program Elements. Customer support services such as help desk, product configuration, diagnostics installation support and technical support are

PARTNEREMPOWER AMERICAS DISTRIBUTION AGREEMENT
© 2014 Motorola Solutions, Inc. Proprietary and Confidential. Page 5

Exhibit 10.1
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PartnerEmpower™ AMERICAS DISTRIBUTOR AGREEMENT

required as defined in the Program Elements. The provision by Distributor of the support functions listed above will not void Motorola Solutions warranty for the applicable Products.

3.7 Distributor shall conduct business in its own name as an independent contractor, and shall not represent itself as an employee or agent of Motorola Solutions.

3.8 Distributor shall attend and successfully complete certification training for all Product platforms and Products to be resold. Distributor shall be responsible for all expenses it incurs for Product training.

3.9 *****

3.10 Distributor shall furnish Motorola Solutions with weekly (or such other intervals and dates specified by Motorola Solutions) (i) inventory reports, and (ii) sales-out reports. Distributor shall also furnish the required Reseller information as defined in the most current Program Elements. The reports specified in this Section shall be in a format prescribed by Motorola Solutions. Motorola Solutions reserves the right to modify Distributor’s reporting requirements from time to time with prior written notice.

3.11 Distributor may only sell Products (other than Open Products) to Program Members who have met the authorization requirements for resale of such Products (or any portion thereof) and who have received prior authorization from Motorola Solutions. Additionally, Distributor undertakes not to purchase Products from third parties outside the Territory.

3.12 Distributor agrees not to intentionally engage in activities that may diminish Motorola Solutions’ rights or industry standing.

3.13 Distributor shall advise Motorola Solutions in writing at least thirty (30) days prior to the effective date thereof, of a Change of Control (as herein defined) or a change in the main place of business of Distributor and/or its affiliates to an address outside the Territory. In such event, Motorola Solutions may upon thirty (30) days written notice to Distributor, terminate this Agreement for convenience per the terms of Section 18.1 (a). For purposes hereof, a “Change of Control” is deemed to occur: (i) when any Person (as defined below) is or becomes the beneficial owner, directly or indirectly, of securities (or equivalent ownership or control interests, such as partnership units) of Distributor representing more than fifty percent (50%) of the combined voting power of Distributor’s then outstanding securities: or (ii) upon the first purchase of fifty percent (50%) or more of Distributor’s common stock pursuant or a tender or exchange offer; or (iii) upon the approval by Distributor’s stockholders of (a) a merger or consolidation of Distributor with or into another company or other entity; or (b) a sale or disposition of all or substantially all of Distributor’s assets to another person; or (c) a plan of liquidation or dissolution of Distributor. For purposes of this Agreement, the term “Person” means a natural person, company, government, or political subdivision, agency, or instrumentality of a government, or any partnership, limited partnership, syndicate or other group acting for the purpose of acquiring, holding, or disposing of securities or other ownership interests of Distributor.

3.14 Distributor shall order and maintain at all times sufficient inventory of Products of any Technology Segment Distributor is authorized to sell as necessary to support

PARTNEREMPOWER AMERICAS DISTRIBUTION AGREEMENT
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Exhibit 10.1
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PartnerEmpower™ AMERICAS DISTRIBUTOR AGREEMENT

anticipated market demand, Distributor’s sales efforts and forecasts provided to Motorola Solutions.

3.15 Distributor agrees to *****

3.16 Distributor shall furnish Motorola Solutions with purchase forecasts at intervals and in a format prescribed by Motorola Solutions.

3.17 Upon reasonable prior written notice, Distributor agrees to allow Motorola Solutions to conduct a physical inventory of Products in any of Distributor’s stocking locations. Motorola Solutions shall also be permitted access to Distributor’s records, which are reasonably required, and are solely pertaining to purchase and distribution of Products.

3.18 Distributor shall participate in and adhere to the Program rules, and shall comply with the then-current Program Elements. Distributor shall ensure compliance with the Program Elements with respect to Distributor’s interaction with Open Resellers under this Agreement. Distributor is fully responsible for providing its Resellers, in a timely manner, with Product information provided by Motorola Solutions.

3.19    Distributor may issue a catalogue including pictures, prices and descriptions of Products so long as such catalogue is primarily for distribution to Resellers and Distributor supports all such Products. In addition, Distributor is responsible for ensuring the accuracy of all information and for proper usage of Motorola Solutions trademarks, trade names or copyrights as specified in Section 11.

3.20    Because Motorola Solutions seeks to encourage active direct selling and outreach efforts by its distributors to potential customers, Distributor may only use advertising and selling methods in reselling the Products in accordance with the Program Elements including without limitations, the Motorola Solutions Internet Price Advertising (IPA) policy.

4.    TERM

4.1    The term of the Agreement is twelve (12) months from the date of its execution by the last party hereof. Renewals shall be for twelve (12) month terms and shall be automatic, except that Motorola Solutions may request Distributor to update information required in Section 3 (“Appointment and Relationship”) to qualify Distributor for a renewal term.

5.	STANDARD PRODUCT SUPPORT.
Motorola Solutions shall provide Distributor with Motorola Solutions’ standard product promotional materials. Customer service product support is available to Distributor by telephone during Motorola Solutions standard business hours.

6.	FLOW-DOWN REQUIREMENTS

Some provisions in this Agreement are intended for End Users who buy one or more of the Products from Resellers. For each such provision (identified in Sections 12 - Intellectual Property Rights and Software License, except for *****, 13 –, Warranties, Section 4 of Annex 1 to Schedule 3 - (Terms and Conditions for Sale of Sell Through Services) and

PARTNEREMPOWER AMERICAS DISTRIBUTION AGREEMENT
© 2014 Motorola Solutions, Inc. Proprietary and Confidential. Page 7

Exhibit 10.1
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PartnerEmpower™ AMERICAS DISTRIBUTOR AGREEMENT

Sections 3, 7, 8 and 10of Schedule 5 - Sales where the US Federal Government is the End User (the “Flow Downs”) *****

7.    PARTICIPATION AGREEMENTS

7.1    The terms and conditions of Schedule 4A will govern the business relationship between CDC Brasil Distribuidora de Tecnologias Especiais Ltda. (Distributor’s Affiliate), and Motorola Solutions Ltda., (Motorola Solutions’ Affiliate) in Brazil.

7.2 If a Distributor Affiliate wishes to purchase and/or to resell Products or otherwise participate in the Program, such Affiliate will execute the Participation Agreement attached hereto as Schedule 4B.

7.3    If a Motorola Solutions Affiliate (other than the Motorola Solutions entity signing this Agreement) is the legal entity selling Products to Distributor in a particular Technology Segment, (as designated in Schedules 3), such Motorola Solutions Affiliate will execute the Motorola Participation Agreement attached hereto as Schedule 4C.

8.	TERMS AND CONDITIONS OF SALE

8.1 A Purchase Order for Product is required for Product delivery and such Order is subject to Motorola Solutions’ acceptance. Orders are bound by and subject to the provisions of this Agreement, and no terms and conditions other than those set forth herein shall apply to an Order. Motorola Solutions may, from time to time during the term of this Agreement, modify the Program Elements (including the Distribution Operations Guide) to reflect Motorola Solutions’ then current policies and practices, and Distributor shall be notified of any such change to this Agreement in writing prior to the effective date of such change, provided however that any change to the terms of *****

8.2 An Order must specify, at a minimum, calendar shipment date, complete delivery and billing location, Product model number and description, Motorola Solutions part number, quantity, unit List Price, authorized discount and resale/tax identification number. Orders received without this information shall be returned to Distributor for completion or fulfilled at Motorola Solutions’ reasonable discretion.

8.3    Distributor shall submit Purchase Orders to the appropriate order entry location, which will be physical or virtual (utilizing Electronic Data Interchange – “EDI” or another approved electronic ordering process under the terms and conditions of Annex 1 to Schedule 2) as directed by Motorola Solutions. Motorola Solutions shall acknowledge the receipt of Orders within five (5) business days.

8.4 Orders submitted by Distributor must request a shipping date in accordance with Motorola Solutions’ bookable order criteria for the applicable Product category, which in no event could be later than six (6) months from the date of the Order.

PARTNEREMPOWER AMERICAS DISTRIBUTION AGREEMENT
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Exhibit 10.1
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PartnerEmpower™ AMERICAS DISTRIBUTOR AGREEMENT

8.5 Additional terms applicable to Products sale by Motorola Solutions to Distributor are specified in Schedule 2 (Terms and Conditions of Sale).

8.6 In order to be eligible to sell Products to US Federal Government Entities, Program Members are required to meet the US Federal Government criteria set forth in the Program Elements. All sales of Product and Services where a US Federal Government Entity is the End User, will be subject to the additional terms and conditions contained in Schedule 5 (Sales when a US Federal Government Entity is the End User). A “US Federal Governmental Entity” is any department, agency, or instrumentality of the U.S. Federal Government.

9.    DISTRIBUTOR BUSINESS MODEL AND PROGRAM RULES

Distributor’s Business Model for the purpose of the Program and this Agreement is indicated by a check mark in Schedule 1 (Market and Distributor Business Model).

10.    CONFIDENTIALITY

Confidential information exchanged hereunder shall be governed by the terms of Schedule 6 (Confidentiality) of this Agreement.

11.    MOTOROLA SOLUTIONS TRADEMARKS AND SERVICE MARKS

11.1    Distributor acknowledges that the mark MOTOROLA, MOTOROLA SOLUTIONS and the Stylized M Logo (the “Motorola Solutions Trademarks”) and the appropriate Motorola Solutions channel partner mark(s) for which Distributor qualifies (referred to in this Agreement as “Distributor Channel Identifier”) (collectively referred to as "Trademarks") are trademarks or registered trademarks of Motorola Trademark Holdings, LLC, and are used under license.

11.2    Distributor will not make or permit the removal or modification of any Trademarks or tags, proprietary notices, labels, or other identifying marks placed by Motorola Solutions or on Motorola Solutions’ behalf on the Products or associated packaging, manuals, or other associated materials.

11.3    In the advertising and promotion of the Products, Distributor shall have the right to use the Distributor Channel Identifier as prescribed and instructed in writing by Motorola Solutions from time to time during the term of the Agreement. Distributor acknowledges that the right for such use shall be dependant in part on the undertaking by Distributor of certification and training on the Products Distributor sells. Distributor further agrees to include a statement that identifies that the Products are manufactured and/or sold by Motorola Solutions in all advertising and promotional materials.

11.4    Motorola Solutions hereby authorizes Distributor to use and display the Distributor Channel Identifier, free of charge in promotional and advertising materials Distributor uses, solely to promote the sale of Products under this Agreement. With respect to the Motorola Solutions Trademarks, Distributor is not permitted any use thereof unless Motorola Solutions specifically notifies Distributor in a writing signed by Motorola Solutions’ executive for Global Channel Marketing, that Distributor is permitted such use. Distributor shall not

PARTNEREMPOWER AMERICAS DISTRIBUTION AGREEMENT
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Exhibit 10.1
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PartnerEmpower™ AMERICAS DISTRIBUTOR AGREEMENT

assign or transfer the limited authorization provided under this Section 11.4. Distributor shall submit all proposed uses of the Motorola Solutions Trademarks to Motorola Solutions for approval. Motorola Solutions may approve or disapprove any such proposed use in its sole discretion. Any proposed use that has not been approved within ten (10) business days by Motorola Solutions shall be deemed not approved. Distributor shall depict the Trademarks only as depicted in artwork provided by Motorola Solutions and shall not remove, alter or obliterate any trademark appearing on the Products. Distributor shall comply with all guidelines regarding the use of the Trademarks published by Motorola Solutions on www.motorolasolutionsbrand.com, or any replacement thereof. Motorola Solutions may revise such guidelines from time to time in its sole discretion upon reasonable notice to Distributor including by posting on the Web Site(s). From time to time, Motorola Solutions may reasonably request, and Distributor agrees to provide, copies of materials bearing the Trademarks for purposes of verifying their quality and compliance with Motorola Solutions’ guidelines and the terms of this Agreement.

11.5    Distributor’s use of the Trademarks and the goodwill associated therewith shall inure to the benefit of Motorola Solutions or its licensors. Distributor acknowledges that Motorola Solutions or its licensors are the exclusive owners of the Trademarks and Distributor’s use of the Trademarks does not convey to Distributor any right, title or interest in or to the Trademarks. Distributor has no claim or right in the Trademarks, or any other trademarks, service marks, or trade names owned, used or claimed now or in the future by Motorola Solutions. Without limiting the foregoing, Distributor hereby assigns to Motorola Solutions or its licensors all right, title and interest in the Trademarks, together with the goodwill attaching thereto, that may inure to Distributor in connection with this Agreement or from Distributor’s use of the Trademarks hereunder. At no time shall Distributor challenge or assist others in challenging the Trademarks or the registration thereof (except where such a limitation is prohibited by local law) or attempt to register any trademarks, service marks or trade names confusingly similar to those of Motorola Solutions or its licensors. Distributor shall discontinue any advertising, practice or use deemed by Motorola Solutions to have such misleading, deceptive or detrimental effect. Distributor agrees that Distributor shall not use the Trademarks, or any limitation or variant thereof, as part of any product or service name, any trade name under which Distributor conducts business, or as part of any domain name, nor will Distributor grant or purport to grant such use to any of Distributor’s subsidiary or Affiliate or to any agent or representative of Distributor.

11.6    If Distributor learns of any infringement of the Trademarks or of the existence, use or promotion of any mark or design similar to the Trademarks, Distributor shall promptly notify Motorola Solutions. Motorola Solutions shall have the sole right and discretion to decide what legal proceedings or other action, if any, shall be taken, by whom, and how such proceedings or other action shall be conducted. Any legal proceedings instituted pursuant to this Section shall be for the sole benefit of Motorola Solutions and/or its licensors. Distributor shall, at Motorola Solutions’ request, reasonably cooperate and assist Motorola Solutions in any such suit or action, provided that Motorola Solutions will reimburse Distributor for all documented reasonable costs Distributor incurs, including attorneys’ fees. Consequently, without prior written consent of Motorola Solutions, Distributor shall not have the right to institute proceedings for infringement of any trademark which Distributor is permitted to use under this Agreement or to institute proceedings

PARTNEREMPOWER AMERICAS DISTRIBUTION AGREEMENT
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Exhibit 10.1
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PartnerEmpower™ AMERICAS DISTRIBUTOR AGREEMENT

against a competitor for unfair competition or improper use of trademarks or incur any cost or obligations on behalf of Motorola Solutions or its licensors.

11.7 Distributor shall, at the request of Motorola Solutions, cooperate and assist Motorola Solutions or its licensors in the registration, maintenance and renewal of the Trademarks provided that Motorola Solutions will reimburse Distributor for all documented reasonable costs Distributor incurs, including reasonable attorneys’ fees.

11.8     Distributor shall at all times conduct its business in which it uses the Trademarks in a manner consistent with the standard of quality established in this Agreement.

11.9    Distributor’s rights to use any Trademark, trade name or service mark under this Section 11 shall terminate upon termination or expiration of this Agreement or as Motorola Solutions otherwise notifies Distributor.

11.10    Since unauthorized use of intellectual property would greatly diminish the value of this property and cause Motorola Solutions and its licensors irreparable harm, Distributor acknowledges that Motorola Solutions and its licensors will be entitled — in addition to any other remedies they may have — to equitable relief to protect their respective intellectual property rights, including, without limitation, temporary and permanent injunctive relief without proof of damage.

12.	INTELLECTUAL PROPERTY RIGHTS AND SOFTWARE LICENSE

12.1    A separate Motorola Solutions software license and software warranty may apply to certain Products and/or individual items of software. When Distributor is advised by Motorola Solutions in writing that a Product specific software license and software warranty apply to Products that are purchased from Motorola Solutions for resale, or relicensing, as the case may be, Motorola Solutions will advise Distributor of the procedures that must be taken in connection with the sale and/or licensing of such Products and/or Motorola Solutions software such as a requirement that Distributor and each Reseller and the ultimate End Users agree to the applicable Motorola Solutions software license agreement prior to delivery thereof to such End User. From time to time, Motorola Solutions may change such separate software licenses, warranties and procedures on prior written notice to Distributor. MOTOROLA SOLUTIONS DOES NOT EXTEND ANY SOFTWARE WARRANTY TO DISTRIBUTOR OR ANY RESELLER OF DISTRIBUTOR AND ALL WARRANTIES EXPRESS OR IMPLIED ARE SPECIFICALLY EXCLUDED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTY OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

12.2    Title to software(s) in whole or in part, and all rights in patents, copyrights, trade secrets, and other intellectual properties in such software(s) are vested in, and shall remain vested in, Motorola Solutions or the third party that owns it.

12.3    Except for the right to use Motorola Solutions Products for the purposes provided herein which arises by operation of law, and except as expressly provided herein, nothing contained in this Agreement shall be deemed to grant to Distributor, its Resellers, or the End Users of those Resellers either directly or by implication, estoppel, or otherwise, any

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Exhibit 10.1
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PartnerEmpower™ AMERICAS DISTRIBUTOR AGREEMENT

license or right under any patents, copyrights, trademarks or trade secrets of Motorola Solutions or any third party.

12.4    Software Redistribution License and End User Software License Agreement.
Without prejudice to Sections 12.1-12-3 above, any software program or documentation delivered to Distributor with any of the Products for resale shall be governed by the terms and conditions of Motorola Solutions’ Software Redistribution License as set out in this Section.

12.4.1    In accordance with this Agreement, Motorola Solutions will provide the Distributor with Products that contain embedded, pre-loaded, or installed software. “Software,” for the purposes of this Agreement, (i) means proprietary software in object code format, and adaptations, translations, decompilations, disassemblies, emulations, or derivative works of such software; (ii) means any modifications, enhancements, new versions and new releases of the software provided by Motorola Solutions; and (iii) may contain items of software owned by a third party supplier. The term “Software” does not include any third party software provided under separate license or third party software not licensable under the terms of this Agreement. “Documentation,” for the purposes of this Agreement, means product and software documentation that specifies technical and performance features and capabilities, and the user, operation and training manuals for the Software (including all physical or electronic media upon which such information is provided).

12.4.2    Software Redistribution License: The Software Redistribution License as provided for in this Clause 12.4 sets out the terms and conditions of the license Motorola Solutions is providing to Distributor, and Distributor’s use of the Software and Documentation. Motorola Solutions hereby grants to Distributor a personal, non-assignable, non-transferable, non-exclusive license under Motorola Solutions’ copyrights and confidential information embodied in the Software to use the Software, in object code form, and the Documentation for the sole and exclusive purpose of distributing such Software to Resellers, as limited herein. There is no grant to any rights to source code. Any other use of the Software is strictly prohibited and will be deemed a breach of this Agreement.

12.4.3    End User Software License Agreement:

The terms and conditions of Section 6 - Flow Down Requirements, will apply with respect to Distributor’s obligation to include Motorola Solutions’ End-User Software License Agreement (attached as Schedule 7 to this Agreement (“EULA”)) in its transactions with Resellers for further flow down to their respective End Users.

12.5    Distributor acknowledges Motorola Solutions' claim that the Products furnished hereunder contain valuable trade secrets of Motorola Solutions and therefore agrees that it will not translate, reverse engineer, de-compile or disassemble, manufacture, modify, alter or make any other unauthorized use of such Products. Additionally, Distributor agrees it will not make, have made, use or sell any Products in violation of Motorola Solutions’ intellectual property rights.

PARTNEREMPOWER AMERICAS DISTRIBUTION AGREEMENT
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Exhibit 10.1
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PartnerEmpower™ AMERICAS DISTRIBUTOR AGREEMENT

12.6    *****

*****

13.    WARRANTIES

13.1    Each product warranty is extended by Motorola Solutions to the original End User of the Products ***** Any such warranty is not assignable or transferable from the original End User to any later purchaser. The terms of Section 6 - Flow Down Requirements, will apply with respect to Distributor’s obligation to include notice of the appropriate Motorola Solutions’ Product warranty in its transactions with Resellers for further flow down to their respective End Users.

13.2    Products are warranted against defects in workmanship and material under the terms and for a period as defined by the Product specification data sheet furnished with each Product at shipment (and in the absence of such data sheet in accordance with the Standard Warranty Statement posted by Motorola Solutions at: www.motorolasolutions.com/partnerempoweradditionaltermsandconditions (the “Site”) for the applicable Product(s), provided the Product remains unmodified and is operated under normal and proper conditions. From time to time Motorola Solutions may change its Standard Warranty Statements by posting a notice on the Site of such change.

MOTOROLA SOLUTIONS DOES NOT EXTEND ANY WARRANTY TO DISTRIBUTOR OR TO ANY RESELLER OF DISTRIBUTOR. OTHER THAN WHAT IS STATED IN THE WARRANTIES FOR THESE PRODUCTS, MOTOROLA SOLUTIONS MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

13.3    Distributor may not issue any warranties, guarantees, or licenses that purport to obligate Motorola Solutions to any person or entity other than the applicable warranties or license specified here and furnished for the Products by Motorola Solutions. ***** To the extent that Distributor makes any warranty or representation to its customers or any other third party in respect of the Products which is not consistent with Motorola Solutions’ warranty, including without limitation the warranty duration, it is understood that such representation or warranty shall be made solely for Distributor’s account and shall not bind Motorola Solutions.

13.4    The duration of the warranty will be extended by an additional ***** from the date of shipment unless otherwise provided by Motorola Solutions in writing, considering it is sold through Resellers, to allow for shipment and some stock time.

13.5    If any Product furnished under this Agreement is defective, *****

13.6 OUT OF BOX FAILURE. An out-of-box Product failure is eligible for duplicate Product exchange or credit, as noted on the Distributor’s request for return. Product is returned to Motorola Solutions in accordance with the return authorization procedure in Section 3.2

PARTNEREMPOWER AMERICAS DISTRIBUTION AGREEMENT
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Exhibit 10.1
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PartnerEmpower™ AMERICAS DISTRIBUTOR AGREEMENT

of Schedule 2, except that it is anticipated that the Product’s original packaging will be opened.

13.7 *****

13.8    THE LIMITED WARRANTY IS THE ONLY WARRANTY PROVIDED BY MOTOROLA SOLUTIONS, AND MOTOROLA SOLUTIONS AND ITS LICENSORS EXPRESSLY DISCLAIM ALL OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT. MOTOROLA SOLUTIONS DOES NOT WARRANT THAT THE OPERATION OF THE PRODUCTS WILL BE UNINTERRUPTED OR ERROR-FREE, OR THAT DEFECTS IN THE PRODUCTS WILL BE CORRECTED. NO ORAL OR WRITTEN REPRESENTATIONS MADE BY MOTOROLA SOLUTIONS OR AN AGENT THEREOF SHALL CREATE A WARRANTY OR IN ANY WAY INCREASE THE SCOPE OF THIS WARRANTY. MOTOROLA SOLUTIONS DOES NOT WARRANT ANY PRODUCTS THAT HAVE BEEN OPERATED IN EXCESS OF SPECIFICATIONS, DAMAGED, MISUSED, NEGLECTED, OR IMPROPERLY INSTALLED.

14.    ETHICAL STANDARDS & BACKGROUND INFORMATION

Distributor will strictly adhere to the terms and conditions of Schedule 8 - Business Policy and Compliance with Law, which is attached to this Agreement and incorporated herein. Distributor agrees that a breach of any of the terms and conditions contained in Schedule 8 shall constitute just cause for the immediate termination of this Agreement without any liability whatsoever of Motorola Solutions to Distributor other than any obligations Motorola Solutions may have under the Agreement which survive the termination of the Agreement.

15.    EXPORT CONTROLS

This Agreement is made subject to all laws, regulations, orders or other restrictions on the export from the United States and, if applicable Canada, of Products and accompanying documentation, or of other technical data and information about such Products, which may be imposed from time to time. The parties agree to comply with all applicable laws and regulations of the United States of America regarding export licenses or the control or regulation of exportation or re-exportation of any Product, parts, source code, documentation, technical data or a direct product thereof sold or supplied to     Distributor. This includes, without limitation, the applicable export control and economic sanctions laws, regulations and requirements administered by the Commerce Department’s Bureau of Industry and Security and the Treasury Department’s Office of Foreign Assets Control as they may govern the export and re-export of items supplied under these Terms and Conditions. In order to facilitate Distributor’s compliance with export control laws, regulations and requirements, Motorola Solutions agrees to identify the agency having jurisdiction with respect to the export of each item supplied under the Agreement. Where the agency having jurisdiction is the Department of Commerce, Motorola Solutions also will provide to Distributor the Export Control Classification Number and the Harmonized Tariff Schedule Number for each item supplied under this Agreement, together with any relevant information concerning eligibility for export under any License Exception or No License Required designation under the U.S.     Export Administration

PARTNEREMPOWER AMERICAS DISTRIBUTION AGREEMENT
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Exhibit 10.1
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PartnerEmpower™ AMERICAS DISTRIBUTOR AGREEMENT

Regulations, including copies of any Commodity Classifications (Form BIS-6002L), Export Licenses and/or CCATS number(s) related to the items supplied under this Agreement.

16. LIMITATION OF LIABILITY

*****

17.	FORCE MAJEURE

Shipping dates acknowledged by Motorola Solutions are approximate and Motorola Solutions will not be liable for any loss or damage due to its failure to meet scheduled shipping dates. Motorola Solutions shall in no event be liable for any delay or default in its performance of any obligation under this Agreement caused directly or indirectly by an act or omission of Distributor, fire, flood, act of god, acts of government, an act or omission of civil or military authority of a state or nation, strike, lockout or other labor problem, inability to secure, delay in securing or shortage of labor, materials, supplies, transportation or energy, failures of subcontractors or suppliers, or by war, riot, embargo or civil disturbance, breakdown, or destruction of plan or equipment arising from any cause whatsoever, or any cause or causes beyond Motorola Solutions’ reasonable control. At Motorola Solutions’ option and following notice to Distributor, any of the foregoing causes shall be deemed to suspend such obligations of Motorola Solutions as long as any such cause shall prevent or delay performance, and Motorola Solutions agrees to make and Distributor agrees to accept performance of such obligations whenever such cause has been remedied.

18.    TERMINATION

18.1 (a) Either Party upon giving the other Party at least thirty (30) days prior written notice may terminate this Agreement at any time, without cause. Such termination shall be effective on the date stated in the said notice.

18.1(b) This Agreement shall also terminate in the event of any of the following, effective thirty (30) days from receipt of written notice: (i) failure to cure a material breach within twenty (20) business days from receipt of notification of such breach; (ii) the liquidation or insolvency of the other Party, (iii) filing of a meritorious petition in bankruptcy by or against the other Party under any bankruptcy or debtors’ law for its relief of reorganization.

18. 2 EFFECT OF TERMINATION.

18.2 (a) In the event this Agreement is terminated by Motorola Solutions for its convenience, or for any reason other than those listed in subparagraph 18.1(b), Motorola Solutions shall *****Motorola Solutions shall *****

18.2 (b) in the event this Agreement is terminated by the Distributor for any reason listed in subparagraph 18.1(b), Motorola Solutions shall *****

*****

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Exhibit 10.1
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PartnerEmpower™ AMERICAS DISTRIBUTOR AGREEMENT

18.3 Rights Upon Termination. ***** Termination of the Agreement shall not affect Motorola Solutions’ right to be paid for undisputed invoices for Products already shipped. The termination of this Agreement shall not affect any of Motorola Solutions’ warranties, indemnifications or obligations relating to returns, credits or another matters set forth in the Agreement that are to survive termination. Upon termination of this Agreement, Distributor shall discontinue representing itself as a distributor of Motorola Solutions’ products. The termination of this Agreement shall not affect the obligations of either Party to the other Party pursuant to any Purchase Order forwarded to Motorola Solutions prior to the last date of the Agreement.

19.    FAILURE TO ENFORCE

The failure of either Party to enforce at any time or for any period of time the provisions hereof in accordance with its terms shall not be construed to be a waiver of such provisions or of the rights of such Party thereafter to enforce each and every such provision.

20.    NOTICE

20.1    NOTICES. Notices or other communications required hereunder shall be in writing, sent by: (i) hand, or (ii) overnight courier to the appropriate Party as follows:

To Distributor: ScanSource, Inc.
6 Logue Court, Greenville, SC 29615.

To Motorola Solutions:
MSSSI Vice President for NA Distribution,
NA Distribution Channel Management
Motorola Solutions, Inc.
1303 East Algonquin Road
Schaumburg, Illinois  60196

With a copy to:

Motorola Solutions Law Department
1303 East Algonquin Road
Schaumburg, Illinois  60196
Attention: Vice President, Commercial Law

Unless a notice of change of address shall have been received prior to the notice thereof.

20.2    Any such notice shall be deemed to have been received on the day it is received by the addressee.

21.    ASSIGNMENT AND SUBCONTRACTING

21.1    This Agreement is personal between Motorola Solutions and Distributor. Motorola Solutions and Distributor may assign all of their respective obligations under this Agreement to an Affiliate thereof or to any third party, provided that such Affiliate or third party undertakes with Distributor or with Motorola Solutions (as the case may be) to be bound

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Exhibit 10.1
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PartnerEmpower™ AMERICAS DISTRIBUTOR AGREEMENT

by all the provisions of this Agreement. Any and all assignments by either Party pursuant to the foregoing provisions shall be subject to prior notice received by the other Party ninety (90) days in advance of such assignment taking effect. Motorola Solutions may subcontract the performance of any of its obligations hereunder and/or transfer any of its rights (including without limitation the right to invoice and receive payment for Products supplied) under this Agreement to a Motorola Solutions Affiliate or third party at any time, provided that no such subcontracting or transfer shall relieve Motorola Solutions of its obligations under this Agreement.

21.2    *****

22.    GOVERNING LAW AND DISPUTE RESOLUTION

22.1    Law. This Agreement shall be governed by the laws of the State of New York without giving effect to the conflict of law principles thereof and excluding the convention on contracts for the international sale of goods. Each Party hereby irrevocably and unconditionally submits for itself and its property in any legal action or proceeding relating to this Agreement or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the state courts located in New York, New York, and to the United States District Court for the Southern District of New York, and to the respective appellate courts thereof in connection with any appeal there from. Each Party specifically consents to service of process by and the jurisdiction of and venue in those courts and waives any claim to venue in any other court, and if either Party is not a resident of the United States, hereby appoints the Secretary of State of New York as its agent for service of process in the United States.

22.2    Either Party may resort to the judicial proceedings in a court of competent jurisdiction if interim relief is necessary to prevent serious and irreparable injury to such Party or any of its Affiliates, agents, employees, customers, suppliers, or subcontractors.

23	EXECUTION, MODIFICATION AND SEVERABILITY

23.1    Entire Agreement; No Waiver. This Agreement, along with any Schedules, Annexes and references contained therein, shall constitute the entire agreement between Motorola Solutions and Distributor and no attempted variation, modification or waiver of any provision of this Agreement shall have any force or effect unless consented to in writing signed by the Party against whom enforcement thereof is sought. Such variation, modification or waiver shall be effective only in the specific instance consented to. A failure by any Party to exercise or delay in exercising any right or power conferred upon it in this Agreement shall not operate as a waiver of any such right or power.

23.2    Without limiting the foregoing, all Distributor and its Affiliates’ previous Agreements with Motorola Solutions, Inc. or any of its Affiliates relating the subject matter hereof in North America and Latin America and the Caribbean (as amended), including without limitations the Agreement with Distributor entered into between Distributor and Symbol Technologies, Inc. with an effective date of April 17, 2001, and the OEM Distributor Addendum executed on or about March 2008 (as amended), the Distribution Agreement entered into between CDC Brasil S.A. and Motorola, Inc., Motorola Solutions Indústria de Produtos de Banda Larga LTDA and Symbol Technologies, Inc., with an effective date of

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Exhibit 10.1
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PartnerEmpower™ AMERICAS DISTRIBUTOR AGREEMENT

October, 25, 2010, and any other agreements under the Motorola Solutions PartnerSelect Program, (collectively “Previous Agreements”) will terminate upon execution of this Agreement.

23.3    This Agreement shall not become effective or binding upon the Parties until duly executed and the conditions precedent fulfilled, where applicable. This Agreement may be executed in multiple counterparts, each of which shall be an original and all of which shall constitute one and the same instrument. A facsimile copy or computer image, such as a PDF or tiff image, of a signature shall be treated as and shall have the same effect as an original signature. In addition, a true and correct facsimile copy or computer image of this Agreement shall be treated as and shall have the same effect as an original signed copy of this document.

23.4    The provisions of this Agreement that by their object or by their nature are intended to survive the expiry or termination of this Agreement shall so survive and bind the Parties and their permitted assigns.

23.5    In the event of any inconsistency between the provisions of this Agreement and the Program materials or the materials on the Web Site(s), the provisions of this Agreement shall prevail.

23.6    If, at any time during the term of this Agreement, any provision hereof is found by a court of competent jurisdiction to be void or unenforceable, said provision shall be modified as necessary to conform to such laws or, if such modification would destroy the intent of the Parties, said provision shall be severed here from and this Agreement shall be interpreted without reference thereto.

24.    TITLES, CLAUSES AND APPENDICES

The Section headings used herein are for descriptive purposes only and shall not be used in construing the provisions of this Agreement.

25.	THIRD PARTY RIGHTS

Any person who is not a party to this Agreement (whether or not such person shall be named, referred to, or otherwise identified, or form part of a class of persons so named, referred to or identified, in this Agreement) shall have no right whatsoever to enforce this Agreement or any of its terms. The Parties do not intend to make any of the terms of this Agreement enforceable by any third party.

IN WITNESS WHEREOF, this Agreement has been executed by both Parties hereto.

SYMBOL TECHNOLOGIES, INC.    SCANSOURCE, INC.

Signature:    _/s/ Mike deVente______________     Signature:__/s/ Buck Baker____________

Print Name:_Mike deVente__________________    Print Name:    Buck Baker_______________

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Exhibit 10.1
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PartnerEmpower™ AMERICAS DISTRIBUTOR AGREEMENT

Title:    Vice President        Title:    Pres. Worldwide Barcode & Security

Date:    February 12, 2014        Date:    __February 10, 2014__________

PARTNEREMPOWER AMERICAS DISTRIBUTION AGREEMENT
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Exhibit 10.1
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PartnerEmpower™ AMERICAS DISTRIBUTOR AGREEMENT

SCHEDULE 1

MARKET INFORMATION AND DISTRIBUTOR BUSINESS MODEL

1.	GEOGRAPHICAL AREA (“TERRITORY”) FOR ALL PRODUCTS (Unless specified otherwise in Schedule 5 - Sales where the US Federal Government is the End User or in any other Schedule):
*****

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2. DISTRIBUTOR’S BUSINESS MODEL: (Per the Program Elements as of the Effective date)

For each Business Model checked below, Distributor agrees to be bound by the specific provisions set forth in the Schedules (if any) indicated next to such Business Model.

x
Value Added Distributor (No specific Schedule)

Other business models based on Program categories (TBD)

3.	CUSTOMER’S DISTRIBUTOR WILL SERVE: (Per the Program Elements as of the Effective Date)

For each box checked below Distributor agrees to be bound by the specific provisions set forth in the referenced Schedules.
*****
* A specific Schedule may be added by Motorola Solutions in the future to address this group of customers)

4.	NAMED END-USER ACCOUNTS EXCLUDED FROM DISTRIBUTOR IN LATIN AMERICA AND THE CARRIBEAN

Unless as otherwise agreed between the parties, e.g. via a price exception or special pricing scenario, Distributor will not knowingly supply a reseller attempting to sell Motorola Products to the list of end-users below. Distributor is subject to this limitation only to the extent all other Motorola distributors are subject to the same limitation with the same list of named accounts.

*****

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SCHEDULE 2
TERMS AND CONDITIONS OF SALE

1.0     PRICE AND DISCOUNTS.
1.1 Distributor’s upfront discount off List Price per Product category as of the Effective Date hereof, is provided in Annex 2 to this Schedule 2 (the “Upfront Discount”).
1.2 *****
1.3     Changes to List Price and Upfront Discount will be handled as follows: *****

1.4 Motorola Solutions shall make available its *****

1.5    Motorola Solutions may, from time to time, *****

2.0     PRODUCT DISCONTINUANCE.
2.1 Motorola Solutions may, from time to time, and at its sole option, discontinue the manufacture and sale of any Product (“Discontinued Product”). ***** The last sale date also referred to as “Last Book Date,” of Discontinued Product by Motorola Solutions will be as published on the PMB (the “Product Discontinuance Effective Date”). Subject to the terms of Section 8 of the Agreement, Distributor shall be entitled *****

2.2 *****

3.0     PRODUCT RETURN AND STOCK ROTATION.
3.1    Distributor will have stock rotation rights in accordance with *****As of the Effective Date of this Agreement, Distributor’s stock rotation rights shall be *****

3.2    As of the Effective Date of this Agreement, Distributor is permitted stock rotation privileges conditioned upon all of the following: *****

3.3    Provided Distributor complies with all Motorola Solutions Product return criteria as detailed in paragraph 3.2 above, *****

3.4    *****

4.0     SHIPPING AND RISK OF LOSS

4.1 Unless otherwise agreed in writing, *****

4.2 Unless provided otherwise in a Participation Agreement covering *****Risk of loss and title shall pass from Motorola Solutions to Distributor upon *****

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4.3 Distributor shall have the responsibility to pay for ***** Motorola Solutions shall not be liable for any damages or penalty for delay caused solely by transportation or failure to give notice of such delay.

5.0. TAXES
Prices are exclusive of all federal, state, municipal or other government excise, custom duties, sales, use, occupational or like taxes in force and any such taxes shall be assumed and paid for by Distributor. In order to exempt a sale from sales or use tax liability, Distributor will supply a certificate of exemption or similar document to Motorola Solutions at the time of order placement.

6.0 TERMS OF PAYMENT.

6.1 For Hardware and Software Products – terms are ***** Each shipment shall be invoiced and paid for when due without regard to other scheduled deliveries.

6.2 For Services – payment terms for the purchase of Motorola Solutions’ services are ***** These charges do not include applicable taxes or Motorola Solutions’ imposed charges for zones, response time, custom service options or extended hours of coverage. *****

6.3 Motorola Solutions reserves the right at any time to revoke any credit extended to Distributor if payment is in arrears on an undisputed invoice for more than thirty (30) days after notice to Distributor or Distributor’s credit does not warrant further extension of credit. *****

6.4 Distributor must provide Motorola Solutions with written notice of any discrepancies from the Order, the invoice, and the Products received within twenty (20) days of receipt of Products or the invoice, whichever occurs later. Any positive changes to Distributor’s account as a result of the Order, invoice or Product discrepancies will be credited to Distributor’s account. Both Parties will use all reasonable efforts to settle discrepancies and Distributor shall pay promptly undisputed parts of invoices in accordance with Section 6.1 and 6.2 of this Schedule 2 to avoid delays in payment.

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PartnerEmpower™ AMERICAS DISTRIBUTOR AGREEMENT

SCHEDULE 2
ANNEX 1
TERMS AND CONDITIONS FOR USE OF ELECTRONIC DATA INTERCHANGE

1.	General

In accordance with Section 8.3 of the Agreement, you may place Orders and we may accept Orders through the electronic transmission and receipt of data via an approved Web Site ordering process (“Electronic Data Interchange” or “EDI”). The terms and conditions herein govern such use of EDI.

2.    Scope

The Parties agree that the transactions effected by the use of EDI in accordance with the terms and conditions herein are not legally invalid or unenforceable as a result of the use of EDI.

3.	Consistency with Law

Each Party shall ensure that their performance according to the terms and conditions herein is not and will not be inconsistent with the law of its own respective country and shall act in the fulfillment of the Distribution Agreement to which these terms are attached (the “Agreement”) according to the applicable laws that govern the Agreement.

4.    Terms and Conditions
The terms and conditions of the Agreement shall continue to apply to all transactions using EDI.

5.    System Operations

Each Party at its own expense shall provide and maintain the hardware, software, services and testing necessary to effectively transmit and receive electronic data through the Web Site.
6.    Security Procedures

a.	The Parties will implement and maintain security procedures and measures in order to ensure the protection of EDI against the risks of unauthorized access, alteration, delay, destruction or loss.

b.	Security procedures and measures include the verification of origin, the verification of integrity, the non-repudiation of origin and receipt and the confidentiality of EDI.

Security procedures and measures include the verification of origin and the verification of integrity in order to identify the sender of any electronic data or document and to ascertain that any such data or document received is complete and has not been corrupted are mandatory.

c.
If the use of security procedures and measures results in the rejection of or in the detection of an error in any EDI, the receiver shall inform the sender thereof as soon as possible. The receiver of such EDI shall not act until instructions are received from

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the sender. Where a rejected or erroneous data is re-transmitted by the sender, the later in time data shall supersede the earlier transmitted data.
7.     Recording and Storage of Data

a.
A complete and chronological record of all electronically transmitted data exchanged by the Parties in the course of a trade transaction/Order shall be stored by each Party, unaltered and securely, in accordance with the time limits and specifications prescribed by the legislative requirements of its own national law, and, in any event, for a minimum of seven years following the completion of the transaction.

b.	Unless otherwise provided by national laws, all electronically transmitted data shall be stored by the sender in the transmitted format and by the receiver in the format in which they are received.

c.
Parties shall ensure that electronic or computer records of such data shall be readily accessible, are capable of being reproduced in a human readable form and of being printed, if required. Any operational equipment required in this connection shall be retained.

8.     Garbled Transmissions

If any EDI is received in an unintelligible or garbled form, the receiving party shall promptly notify the originating party (if identifiable from the received document) within a reasonable time. In the absence of such a notice, the originating party's records of the contents of such transmission shall control.

9.     Validity; Enforceability

a.
The Agreement has been executed by the Parties to evidence their mutual intent to create binding purchase and sale obligations in connection with electronically transmitted Orders placed via the Web Site.

b.	Any document or data properly transmitted electronically pursuant to the Agreement shall be considered to be a "writing" or "in writing."

c.
The Parties agree not to contest the validity or enforceability of documents or data electronically submitted pursuant to the Agreement under the provisions of any applicable law relating to whether certain documents or data are to be in writing or signed by the Party to be bound thereby. Electronic documents, if introduced as evidence on paper in any judicial, arbitration, mediation or administrative proceedings, will be admissible as between the Parties to the same extent and under the same conditions as other business records originated and maintained in documentary form. Neither Party shall contest the admissibility of copies of electronic documents under either the business records exception to the hearsay rule nor the best evidence rule on the basis that the electronic documents were not originated or maintained in documentary form.

10.    Liability

a.
Subject to Limitations of Liability provision of the main body of the Agreement, if a Party engages any intermediary to perform such services as the transmission, logging or processing of a document electronically pursuant to the Agreement, that Party shall be

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liable for damage arising directly from that intermediary's acts, failures or omissions in the provision of said services.

b.
Subject to Limitations of Liability provision of the main body of the Agreement, if a Party requires another Party to use the services of an intermediary to perform the transmission, logging or processing of data or document, the Party who required such use shall be liable to the other Party for damage arising directly from that intermediary's negligent acts or willful misconduct in the provision of said services.

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SCHEDULE 2
ANNEX 2
DISTRIBUTOR’S UPFRONT DISCOUNT OFF LIST PRICE
*****

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SCHEDULE 2
ANNEX 3
*****

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SCHEDULE 3

PRODUCT TECHNOLOGY SEGMENT(S) AND SPECIAL PROVISIONS RELATING THERETO

*****

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Annex 1 to Schedule 3
of
North America Distributor Agreement

This Annex 1 to Schedule 3 of the Distributor Agreement applies only to Products that are part of the above listed Technology Segments. It contains supplementary terms and conditions that are additional to, and shall prevail over, the terms and conditions of the Agreement with respect to purchases related to Products in those Technology Segments.

1.	SALE OF SERVICES TO CUSTOMER (Not applicable to the MESH Technology Segment)

(i)     Intentionally omitted.

(ii)    Distributor is encouraged to participate in Motorola Solutions’’ training and certification programs and in the resale of Services. Motorola may provide Services to Distributor on a subcontracting basis or to End Users (through Distributor and its Resellers) on a direct basis, all as specified in (iv) and (v) hereof. Nothing contained herein will prevent Motorola Solutions from offering and selling services directly to End Users based on business, technical or other strategic reasons.

(iii)    For the purposes of this Annex 1 the following terms will have the meaning assigned thereto as herein provided:

“Break/Fix Services” means services that:

(a)	Are performed or delivered on a device to restore it to the defined specifications after it has failed or been damaged, either at a Motorola Solutions repair center or at the Customer location.
(b)    Provide preventive maintenance on a device before component failure, and/or

(c)	Provide full access to technical support resources and the right to use and copy entitled software releases, if any, for the products covered by a service agreement or warranty.

Examples include, without limitation: Service from the Start, Service Center Bronze, Advance Exchange, Enterprise Mobility Software Support, Flat Rate Repair and Time & Material.

“Indirect Model” shall mean when Distributor procures the Sell Through Services from Motorola Solutions for further resale (via Resellers) to End-Users, only on the Motorola Solutions Services Contract terms.

“Motorola Services Contract” means:

(a)
When Break/Fix Services are purchased, Motorola Solutions’ terms and conditions posted at www.motorolasolutions.com/partnerempoweradditionaltermsandconditions (the “Site”) under the title Break/Fix Services, and when Other Services are purchased the terms and conditions posted on the Site under the title Professional Services Terms; and

(b)
Motorola Solutions’ standard service description document (“SDD”) which defines the scope of the Sell Through Services and the Subcontracted Services. Motorola Solutions may amend the terms and conditions of the Break/Fix Services, the Professional Services and the SDDs at any time and upon written notice to Distributor.

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“Other Services” means any services offering available from Motorola Solutions for resale other than Break/Fix Services.

“Sell Through Services” shall mean the provision of services by Motorola Solutions to End-Users.

“Subcontracted Services” shall mean when Distributor is subcontracting Motorola Solutions to perform the services while maintaining the sole point of contact with the Resellers.

(iv)     Sell Through Services

(a)	Distributor agrees that it will procure and offer the Sell Through Services only on the basis of the Indirect Model.

(b)	Distributor agrees that in the event Motorola Solutions provides Subcontracted Services the terms of the Motorola Solutions Services Contract will apply.
(c)    Distributor acknowledges and agrees that:

(i)	the Motorola Solutions Services Contract shall be the operative contract between Distributor and Resellers for the supply of the Sell Through Services;

(ii)
The terms and conditions of Section 6 of the Agreement - Flow Down Requirements, will apply with respect to Distributor’s obligation to include Motorola Solutions’ Services Contracts in its transactions with Resellers for further flow down to their respective End Users.

(d)
The provisions in this Section (iv) shall take precedence over any other terms set forth in Motorola Solutions’ standard Service Order Form unless specifically agreed to in a writing identified as an amendment to this Agreement.

(v) Subcontracted Services. Distributor agrees that in the event Motorola Solutions provides Subcontracted Services the terms of the Motorola Services Contract will apply.

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SCHEDULE 4 A
PARTICIPATION AGREEMENT
RELATING TO DISTRIBUTION AGREEMENT
BETWEEN
SYMBOL TECHNOLOGIES, INC.
AND
SCANSOURCE, INC.

WHEREAS Symbol Technologies, Inc., a wholly owned subsidiary of Motorola Solutions, Inc. (“Motorola Solutions”) on one side, and ScanSource, Inc., and ScanSource Latin America (both referred to as “Distributor”) on the other side, are entering into a Distribution Agreement on an even date hereof (the “Agreement”); and

WHEREAS CDC Brasil Distribuidora de Tecnologias Especiais Ltda., a Distributor’s Affiliate incorporated and organized under the laws of Brazil, with offices in the City of São José dos Pinhais, State of Paraná, at Avenida Rui Barbosa, 2529, Módulos 11 and 12, Bairro Jardim Ipê, CEP: 83055-320, enrolled with the Taxpayer Register (CNPJ/MF) under No. 05.607.657/0001-35 (“ScanSource Brasil”) wishes to purchase Products pursuant to the terms and conditions of the Agreement by entering into this Participation Agreement (“PA”); and

WHEREAS certain Products to be purchased by ScanSource Brasil will be available for sale in Brazil by Motorola Solutions Ltda., an Affiliate of Motorola Solutions, Inc. organized under the laws of Brazil, with headquarters in the City of São Paulo, State of São Paulo, at Avenida Magalhães de Castro, n˚ 4800, 7˚ e 8˚ andar, Torre 3, CEP: *****, enrolled with the Taxpayer Register (CNPJ/MF) under No. *****, (“Motorola Ltda.”) and Motorola Ltda wishes to sell those Products to ScanSource Brasil pursuant to the terms and conditions of the Agreement by entering into this PA;

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1	GENERAL PROVISIONS

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1.1
This PA automatically incorporates any future amendments to the Agreement and such amendments will be made part of the PA to the extent they do not conflict with the PA and unless otherwise agreed in writing by the parties to this PA.

1.2
By signing this PA Motorola Ltda. hereby agrees to be bound by the terms of the Agreement (as modified herein) as a party thereto for the sole purpose of conducting business with and selling Products to ScanSource Brasil (the “Purpose”) and ScanSource Brasil hereby agrees to be bound by the terms of the Agreement (as modified herein) as a party thereto for the Purpose.

1.3 Motorola Ltda. does not assume any obligations (prior, current or future) of Symbol Technologies, Inc. under the Agreement and SCANSOURCE BRASIL does not assume any obligations (prior, current or future) of Scan Source, Inc. under the Agreement.
1.4 Motorola Ltda. and SCANSOURCE BRASIL respectively confirm that their authorized representatives have reviewed and understood the terms and conditions of the Agreement and agree to honor and be bound thereby as a party thereto by signing this PA.

1.5	Motorola Ltda. and ScanSource Brasil respectively, represent and warrant:

1.2
That they are duly incorporated, validly existing and in good standing under the laws of the jurisdiction of their incorporation and have the power and authority to enter into and perform their respective obligations under the Agreement and under this PA.

1.3
That the person executing and delivering this PA on behalf of Motorola Ltda. and ScanSource Brasil respectively, is duly authorized to make such execution and delivery and, upon the execution and delivery, this PA will constitute a valid obligation binding upon and enforceable against Motorola Ltda. and ScanSource Brasil, as applicable, in accordance with its terms.

1.6.	Except for the modifications contained herein, the Agreement shall remain in full force and effect in accordance with its terms.

1.7	In the event of a conflict between the terms of the Agreement and this PA, the terms of the PA shall take precedence.

2	DEFINITIONS
For purposes of this PA only:

2.1	The term “Motorola Solutions” shall mean Motorola Ltda.

2.2	The term “Distributor” shall be mean SCANSOURCE BRASIL.

2.3	The term “Parties” shall be Motorola Ltda. and SCANSOURCE BRASIL.

2.4	The term “Territory” shall mean Brazil.

1.	PURCHASE ORDER PROCEDURE
3.1. In order to place a purchase order SCANSOURCE BRASIL shall access the Motorola Ltda. Procurement System indicated by Motorola Ltda.

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3.2. If requested by SCANSOURCE BRASIL, in support of the sale of Motorola Ltda. hardware and software products, Motorola Ltda. may provide support services to SCANSOURCE BRASIL such as systems engineering, programs management and field service engineers and will charge SCANSOURCE BRASIL accordingly.
3.3. At any time prior to shipment of hardware products, Motorola Ltda. shall accept alterations or cancellation to a purchase order in order to: (i) change a location for delivery, (ii) modify the quantity or type of such products to be delivered or (iii) correct typographical or clerical errors.
3.4. *****
4. SHIPPING AND RISK OF LOSS
Unless otherwise agreed in writing, *****
5. PRICE AND DISCOUNTS
5.1 SCANSOURCE BRASIL’s upfront discount off List Price per Product category as of the Effective Date hereof, is provided in Annex 1 to this Participation Agreement.
5.2 *****
6. PAYMENT TERMS

6.1 *****
6.2 Unless otherwise approved in writing by both Parties, *****
6.3 SCANSOURCE BRASIL will be charged a default penalty at a rate *****for each *****on all amounts due to Motorola Ltda., *****
7. TAXES

7.1 Prices are exclusive of all government value added; sales, use or other like taxes in force and any such taxes shall be assumed and paid for by SCANSOURCE BRASIL. Except where Motorola Ltda.’s price to SCANSOURCE BRASIL includes any excise, customs duties or other applicable import taxes in force, such taxes shall also be assumed and paid by SCANSOURCE BRASIL. If applicable law requires SCANSOURCE BRASIL to withhold any income taxes levied by the Territory authorities on payments to be made pursuant to this PA (“Withholding Tax”), SCANSOURCE BRASIL shall take advantage of the reduced Withholding Tax provided for by the Territory – foreign country tax treaty then in force and shall be entitled to deduct such Withholding Tax from the payments due to Motorola Ltda. hereunder. SCANSOURCE BRASIL shall promptly effect payment of the Withholding Tax to the appropriate tax authorities and shall transmit to Motorola Ltda. within 10 (ten) business days of such payment official tax receipts or other evidence issued by the appropriate tax authorities sufficient to enable Motorola Ltda. to support a claim for foreign tax credits in the United States and/or the United Kingdom. SCANSOURCE BRASIL further agrees to assist Motorola Ltda., upon request, if Motorola Ltda. contests, by appropriate legal or administrative proceedings, the validity or amount of the Withholding Tax. In the event Motorola Ltda. does not receive official tax receipts or other evidence 60 (sixty) days of the date of the Motorola Ltda. invoice, Motorola Ltda. shall have the right to invoice SCANSOURCE BRASIL for such Withholding Tax and SCANSOURCE BRASIL agrees to pay such amounts upon receipt of invoice.

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8. NOTICES

8.1 Notices or other communications required to be given to Motorola Ltda., shall be sent, as specified on the Agreement, to the following addresses:
If to Motorola Ltda.:
Departamento Legal
Avenida Magalhães de Castro, n˚ 4800, 8˚ andar, Torre 3
São Paulo, SP
CEP: 05676-120
Attention: Commercial Counsel
Fax (11) 3758-3900

With a copy to:
Motorola Solutions, Inc. Law Department
1303 East Algonquin Road
Schaumburg, Illinois, 60196
Attention: Vice President, Commercial Law
Fax (847) 576 0721

If to ScanSource Brasil:

Avenida Ceci, nº 608, Galpão B21, Bairro Tamboré
Barueri, SP
CEP: 06460-120
Attention: Commercial Director

With copy to:
ScanSource, Inc.
6 Logue Court
Greenville, SC 29615

9. STOCK ROTATION

9.1 At the relevant Motorola selling entity’s discretion, *****

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date below.

MOTOROLA SOLUTIONS LTDA.	CDC BRASIL DISTRIBUIDORA DE TECNOLOGIAS ESPECIAIS LTDA.

By:     /s/ Pavlo Aparecido        By:    /s/ Alexandre Conde

Name:     Pavlo Aparecido        Name:    Alexandre Conde

Title:    MSSI VP G&PS for Brazil        Title:    President

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Date:    Feb. 12, 2014        Date:    February 11, 2014

SYMBOL TECHNOLOGIES, INC.	SCANSOURCE, INC.

By:     /s/ Mike deVente        By:    /s/ Buck Baker

Name:     Mike deVente        Name:    Buck Baker

Title:    Vice President         Title:    Pres. Worldwide Barcode & Security

Date:    February 12, 2014        Date:    February 10, 2014

SCANSOURCE LATIN AMERICA

By:     /s/ Buck Baker

Name:    Buck Baker

Title:    Director

Date:    February 10, 2014

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SCHEDULE 4 A
ANNEX 1 - DISTRIBUTOR’S UPFRONT DISCOUNT OFF LIST PRICE
*****

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SCHEDULE 4 B PARTICIPATION AGREEMENT RELATING TO DISTRIBUTION AGREEMENT BETWEEN SYMBOL TECHNOLOGIES, INC. AND SCANSOURCE, INC.
RECITALS

A.
Symbol Technologies, Inc. (referred to in this Participation Agreement as “Motorola Solutions”) and ScanSource, Inc. (“Distributor”) entered into a Distribution Agreement on even date hereof (the “Agreement”).

B.	(1) ScanSource Latin America, Inc., a Distributor Affiliate incorporated in Florida, whose registered business address is 1935 NW 87 Avenue, Miami, Florida 33172 (“Scan Source Latin America”); and

(2) CDC Brasil Distribuidora de Tecnologias Especiais Ltda., a Distributor’s Affiliate incorporated and organized under the laws of Brazil, with offices in the City of São José dos Pinhais, State of Paraná, at Avenida Rui Barbosa, 2529, Módulos 11 and 12, Bairro Jardim Ipê, CEP: 83055-320, enrolled with the Taxpayer Register (CNPJ/MF) under No. 05.607.657/0001-35 (“ScanSource Brasil”)

(Scan Source Latin America and ScanSource Brasil will be collectively referred to herein as “Participants”)

Wish to purchase Products pursuant to the Terms of the Agreement by entering into the terms of this Participation Agreement with Motorola Solutions (“PA”).

THE PARTIES AGREE AS FOLLOWS:

1.	Expressions used in this PA shall have the same meanings given to them in the Agreement, unless the context requires otherwise.

2.
This PA automatically incorporates any future amendments to the Agreement and such amendments will be made part of this PA to the extent that the amendments do not conflict with this PA, unless otherwise agreed in writing by the parties to this PA.

3.	Participants adopt and incorporate by reference all of the terms and conditions of the Agreement. Participants confirm that they have reviewed and understood the terms and conditions of the Agreement.

4.
Participants agree to honor and be bound by the Agreement as parties thereto by signing this PA and the parties agree that the purchases and sales of Products will be conducted in accordance with, and be subject to, the terms and conditions of the Agreement.

5.	Participants and each one respectively) hereby represent and warrant to Motorola Solutions:

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a.
That they are duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and have the power and authority to enter into and perform its obligations under this PA.

b.
That the individuals executing and delivering this PA on behalf of Participants are duly authorized to make such execution and delivery and, upon the execution and delivery, this PA will constitute a valid obligation binding upon and enforceable against Participants in accordance with its terms.

6.	The following will replace Sections 6.1 and 6.2 of Schedule 2 of the Agreement with respect to ScanSource Brasil payment terms:
*****

For the voidance of doubt, the terms of this Section 6 will not apply to Scan Source Latin America and its payment terms will be as specified in the Agreement.
7. Except for the amendments contained herein, the terms of the Agreement shall remain in full force and effect in accordance with its terms.

8.	In the event of conflict, the terms of this PA shall take precedence.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date below.

SYMBOL TECHNOLOGIES, INC.	CDC BRASIL DISTRIBUIDORA DE TECNOLOGIAS ESPECIAIS LTDA.

By:     /s/ Mike deVente        By:    /s/ Alexandre Conde

Name:    Mike deVente        Name:    Alexandre Conde

Title:    Vice President         Title:    President

Date:    February 12, 2014        Date:    February 11, 2014

SCANSOURCE, INC. SCANSOURCE LATIN AMERICA

By:     /s/ Buck Baker        By:    /s/ Buck Baker

Name:    Buck Baker        Name:    Buck Baker

Title:    Pres. Worldwide Barcode & Security        Title:    Director

Date:    February 10, 2014_______________ Date: February 10, 2014 _________________

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SCHEDULE 4 C
PARTICIPATION AGREEMENT
RELATING TO DISTRIBUTION AGREEMENT
BETWEEN
SYMBOL TECHNOLOGIES, INC.
AND
SCANSOURCE, INC.

WHEREAS Symbol Technologies, Inc., a wholly owned subsidiary of Motorola Solutions, Inc., (Referred to herein as “Motorola Solutions”) and ScanSource, Inc. are entering into a Distribution Agreement on an even date hereof (the “Agreement”), under which Distributor will purchase from Motorola Solutions the Products included in the Technology Segments designated by a checkmark on Schedule 3 of the Agreement; and

WHEREAS Certain Products included in the Technology Segments designated by the pertinent checkmark on Schedule 3 are generally sold by Psion, Inc., a Motorola Solutions Affiliate, and Psion, Inc. wishes to sell those Products (the “PA Products”) to Distributor pursuant to the terms of the Agreement by entering into the terms of this Participation Agreement with Distributor (“PA”);

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.	Expressions used in this PA shall have the same meanings given to them in the Agreement, unless the context requires otherwise.

2.
This PA automatically incorporates any future amendments to the Agreement and such amendments will be made part of this PA to the extent that the amendments do not conflict with this PA, unless otherwise agreed in writing by the parties to this PA.

3.
By signing this PA Psion, Inc. hereby agrees to be bound by the terms of the Agreement as a party thereto for the sole purpose of selling the PA Products to Distributor. The parties agree that the purchase and sale of PA Products will be conducted in accordance with, and be subject to, the terms and conditions of the Agreement.

4.	With the exception of the sales of the PA Products, Psion, Inc. does not assume any obligations (prior, current or future) of Motorola Solutions under the Agreement.

5.	Except for the amendments contained herein, the terms of the Agreement shall remain in full force and effect in accordance with its terms.

6.	In the event of conflict, the terms of this PA shall take precedence.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date below.

SYMBOL TECHNOLOGIES, INC.    SCAN SOURCE, INC.

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By:     /s/ Mike deVente        By:    /s/ Buck Baker

Name:    Mike deVente        Name:    Buck Baker

Title:    Vice President        Title:    Pres. Worldwide Barcode & Security

Date:    February 12, 2014        Date:    February 10, 2014

PSION, INC.

By:     /s/ Mike deVente

Name:    Mike deVente

Title:    Vice President

Date:    February 12, 2014

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SCHEDULE 5

Sales where the US Federal Government is the End User

1.
For purposes of this Schedule and the Agreement, a “Federal Governmental Entity” is any department, agency, or instrumentality of the U.S. Federal Government. Sales made by Distributor to Resellers for further resale (directly or indirectly) to a US Federal Government Entity (“US Fed Gov Sales”) are subject to the terms of this Schedule. Distributor is prohibited from selling directly to Federal Governmental Entities.

2.
Program Members purchasing from Distributor for US Fed Gov Sales must be authorized by Motorola Solutions to participate in the U.S. Federal Market Specialization (as indicated in the Distributor Download) and such Program Members must use a special US Federal Government ordering number to the extent such number is provided by Motorola to Distributor.

3.
Program Members buying for US Fed Gov Sales may resell to other resellers who do not have to be members in the Program, provided such other resellers are either prime contractors to a Federal Government Entity or subcontractors between the Program Members and such prime contractors and provided they are approved in writing by Motorola for each particular US Fed Gov Sales opportunity (the “Three-Stepping Opportunities”). *****

4.
Distributor cannot obligate Motorola Solutions as subcontractor or otherwise to any Federal Governmental Entity. If Distributor transacts such sales, it is solely and exclusively responsible for complying with all laws, regulations, and provisions governing sales to any Federal Government Entity.

5.
On a case-by-case basis and at Motorola Solutions’ sole discretion, Motorola Solutions may, upon request from Distributor, provide a General Services Administration (GSA) Letter of Supply (“LoS”), or other contract vehicle supply authorization(s), to Resellers, for use in authorizing the addition of specified Products to their respective GSA or other identified Federal agency contracts (“Federal Contract Vehicles”). This LoS, or Federal Contract Vehicle can NOT be used by Distributor to support direct Federal sales by the Distributor under the Distributor's GSA or Distributor’s other Federal Contracts Vehicles. The Federal Contract Vehicles supply authorization(s) will include Motorola Solutions’ commitments regarding delivery schedules and other related representations (e.g., Trade Agreements Act). These terms and representations will apply and can only be used for the authorized LoS transactions and cannot be used for non-LoS transactions.

6. Other than the representations made in the Motorola Solutions-provided GSA LoS, or other contract vehicle supply authorization(s), Motorola Solutions makes no representation or certifications with respect to the ability of its products, services, or prices to satisfy any laws, regulations, or provisions governing or relating to such US Fed Gov Sales, including, but not limited to, place of product origin, manufacture, and/or assembly (e.g., under the Buy American Act or Trade Agreements Act); contracting with small, minority, or diversity suppliers; payment of prevailing wages; or price guarantees and commitments. Motorola Solutions does represent that it complies with the U.S. Federal Acquisition Regulation (FAR) clauses and provisions listed in Section 13(a) herein.

7.
For those Products containing Mesh technology Distributor agrees that it will not modify the Motorola Solutions hardware or software purchased for US Fed Gov Sales or design or adapt the Products for military applications. The terms of Section 6 of the Agreement- Flow Down Requirements, will apply with respect to Distributor’s obligation to advise Resellers of this restriction and the need to advise their respective Federal Government Entities thereof.

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8. The terms and conditions of Section 6 - Flow Down Requirements, will apply with respect to Distributor’s obligation to include the following language in its transactions with Resellers for further flow down to their respective End Users when Products are procured by such Resellers for use in the European Union (EU):

“All Products to be shipped under this order acknowledgement are intended for the sole and direct use by the US military, US Dept of State or other US Federal agencies, OR by military agencies of the EU country under a US Government FMS purchase, and no commercial or business usage of these Products are intended; as such the requirements of the EU RHHS regulations do not apply.  Additionally, it is intended that the Products will not be resold within the EU, and any non-RoHS items will not be disposed of within the EU.” Distributor will not accept any order without such statement.

9. When the Federal Government Entities are located outside the U.S. Distributor agrees to comply with the following additional export and product regulatory requirements:

(a)
Distributor will effect or secure all necessary governmental permits, licenses and registrations required in connection with the execution or performance of any transaction contemplated under the Agreement and this Schedule, including the exportation from the U.S.A. or from the Products’ FCA (Incoterms 2010) Motorola Solutions’ regional distribution location, and the importation into and purchase and sale of the Products in the country where End User is located, and provide Motorola Solutions with copies thereof upon Motorola Solutions’ request. Motorola agrees to provide such assistance to Distributor as reasonably needed in order to effect or secure such necessary governmental permits, licenses and registrations.

(b)
Distributor recognizes and confirms that Products could only be deployed in countries that as of the date of deployment have all the necessary regulatory approvals. Distributor will not purchase Products for deployment in locations that are not an approved (from a regulatory perspective or otherwise) geographical region for use of the Product being ordered, per Motorola Solutions product information provided in its electronic product ordering guide.

(c)
If Distributor is requested to drop-ship Products in countries where regulatory approvals for such Products have not yet been obtained, Distributor shall obtain, at its own cost and in Motorola Solutions’ name, any required regulatory approvals, governmental clearances, authorizations/test and development & site licenses and any other approval required prior to such deployments. Motorola agrees to provide such assistance to Distributor as reasonably required to effect or secure such necessary regulatory approvals.

(d)	Without limiting the generality of the forgoing, where:

(i)    Governmental agencies mandate the addition of labels, this shall be the responsibility of Distributor. Motorola agrees to provide such assistance to Distributor as reasonably required to effect the addition of such labels.

(ii)
Governmental agencies mandate the removal of any installed Product due to such Product not having the required regulatory approvals for use in the applicable locality on the date it was installed, this shall be the responsibility Distributor.

10. Software Licensing Provisions.

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The following will apply with respect to US Fed Gov Sales notwithstanding anything to the contrary contained in the Agreement and in Schedule 7 End User License Agreement,

(a)    The Software, Documentation and updates thereof are commercial items as that term is defined at 48 C.F.R. Part 2.101, consisting of “commercial computer software” and “computer software documentation” as such terms are defined in 48 C.F.R. Part 252.227-7014(a)(1) and 48 C.F.R. Part 252.227-7014(a)(5), and used in 48 C.F.R. Part 12.212 and 48 C.F.R. Part 227.7202, as applicable.  Consistent with 48 C.F.R. Part 12.212, 48 C.F.R. Part 252.227-7015, 48 C.F.R. Part 227.7202-1 through 227.7202-4, 48 C.F.R. Part 52.227-19, and other relevant sections of the Code of Federal Regulations, as applicable, the Software, Documentation and Updates are distributed and licensed to U.S. Government end users (a) only as commercial items, and (b) with only those rights as are granted to all other end users pursuant to the terms and conditions contained herein.

(b)    If Distributor is purchasing Products and licensing Software for end use by a Federal Government Entity, Distributor may transfer such Software license, but only if: (i) All copies of such Software and Documentation are transferred to such Federal Government Entity or interim transferee, and (ii) Distributor has first obtained from the transferee (if applicable) and ultimate End User an enforceable end user license agreement containing restrictions substantially identical to the ones contained in the Agreement including Schedule 7 and this Schedule. The terms and conditions of Section 6 - Flow Down Requirements, will apply with respect to Distributor’s obligation to include the language specified in Section 10 of this Schedule 5 in US Fed Gov Sales for further flow down to End Users. Except as stated in the foregoing, Distributor and any transferee(s) authorized by this Section may not otherwise use or transfer or make available any Software to any third party nor permit any party to do so.

11.	In the event of a violation of law by Distributor or a suspension or debarment from federal business, Motorola Solutions may immediately terminate this Schedule and/or the Agreement.

12. The following clauses are contained as between Motorola Solutions and Distributor in any US Fed Gov Sale:
(a) PACKAGING AND MARKING. All packaging, packing and marking will be in accordance with Motorola solutions' standard commercial practice.

(b) Quality Assurance. Motorola Solutions’ standard commercial quality assurance program will be utilized in the production and inspection of all Motorola Solutions’ equipment. Motorola Solutions does not commit to meet any specifications or standards except as stated in published specifications. MOTOROLA SOLUTIONS WILL NOT PROVIDE CERTIFICATES OF CONFORMANCE.

13. (a) The following clauses are incorporated by reference from the federal acquisition regulation (FAR) with the same force and effect as if they were given in full text.

52.203-13, Contractor Code of Business Ethics and Conduct (Apr 2010)
52.219-8, Utilization of Small Business Concerns (Jul 2013)
52.222-17, Nondisplacement of Qualified Workers (Jan 2013)
52.222-26, Equal Opportunity (Mar 2007)
52.222-35, Equal Opportunity for Veterans (Sep 2010)
52.222-36, Affirmative Action for Workers with Disabilities (Oct 2010)
52.222-40, Notification of Employee Rights Under the National Labor Relations Act (Dec 2010)
52.222-41, Service Contract Act of 1965, (Nov 2007
52.222-50, Combating Trafficking in Persons (Feb 2009)

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52.222-51, Exemption from Application of the Service Contract Act to Contracts for Maintenance, Calibration, or Repair of Certain Equipment--Requirements (Nov 2007)
52.222-53, Exemption from Application of the Service Contract Act to Contracts for Certain Services--Requirements (Feb 2009) (
52.222-54, Employment Eligibility Verification (Jul 2012).
52.225-26, Contractors Performing Private Security Functions Outside the United States (Jul 2013)
52.226-6, Promoting Excess Food Donation to Nonprofit Organizations. (Mar 2009)
52.247-64, Preference for Privately-Owned U.S. Flag Commercial Vessels (Feb 2006)

(b) No other FAR or FAR Supplement provisions, nor any other prime contract provisions, are accepted by Motorola Solutions, even if referenced in Distributor’s purchase orders. Motorola Solutions does not represent that any ordered items necessarily meet new materials requirements. Motorola Solutions does not provide certified cost or pricing data or price support information in any of the transactions conducted hereunder.

(c) As regards to Buy American Act provisions, Motorola Solutions is representing that the proposed equipment meets the definitions of a commercial item and information technology as defined in FAR 2.101, and therefore consistent with FAR rule FAR 25.103(e), acquisitions of information technology meeting the commercial item definition, and using fiscal year 2004 or subsequent funds are exempt from the Buy American Act and Balance of Payments. As regards to Trade Agreements provisions, the proposed equipment should be considered to be foreign end products unless otherwise stated in writing by Motorola Solutions. For services, including installation services, maintenance services, repair services, training services, and other services, Motorola Solutions believes these clauses are inapplicable as any incidental parts which may be used in conjunction with these services are not considered end products.

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SCHEDULE 6

CONFIDENTIALITY

1.
Motorola Solutions and Distributor and their respective Affiliates may disclose and/or receive Confidential Information of each other in accordance with the Distributor Agreement to which this Agreement is appended as Schedule 6 (the “Distributor Agreement”) and therefore each Party and its Affiliates shall be considered “Recipient Party” and “Disclosing Party” for the purposes of this Agreement.

2.
“Confidential Information” shall mean any confidential or proprietary data or information of either Party, consistent with Program participation by Distributor, and which is disclosed in any form (oral, written, graphic, machine readable and /or sample form) and on any media by the Disclosing Party to the Receiving Party, being clearly designated, labeled or marked as “confidential,” “proprietary” or their equivalent at the time of disclosure, or obtained by examination, testing or analysis of any hardware, software or any component part thereof provided by the Disclosing Party to the Receiving Party, or which by its very nature is confidential or proprietary, and shall include but is not limited to:

i)	all information and documents furnished to the Recipient Party pursuant to the Distributor Agreement, including point of sale (sales out) information;

ii)	application and registration information and all other information which pertain to the Program Elements and reference materials thereof;

iii)	the content of the Distributor Agreement (including all Schedules, Appendices and Annexes thereto and references made therein;

iv)	Products and their respective pricing and Discount information;

v)	any information regarding Resellers and Customers, including but not limited to lists, contracts, requirements, billing histories, needs and products or services provided to the Customers;

vi)	all financial information, including financial statements, earnings, operating results, sales data and projections and similar financial information;

vii)	all plans and projections for business opportunities for new or developing business, and the business relationship of the Parties hereto; and

viii)	other information designated in writing to be proprietary or confidential.

Confidential Information that is disclosed solely orally must be identified as “confidential” or “proprietary” (or their equivalent) at the time of disclosure and confirmed by the Disclosing Party submitting a written document to the Receiving Party within thirty (30) days after such disclosure. The written document must contain a summary of the Confidential Information disclosed with enough specificity for identification purpose and must be labeled or marked as confidential or its equivalent. Any report or other document produced by either Party arising from the exchange of information by the Parties shall also constitute Confidential Information and be regarded as proprietary and confidential.

3.
During the term of the Distributor Agreement and for a period of three (3) years from the expiration or termination thereof, each Party will (i) not disclose Confidential Information to any third party (except as otherwise provided in this Agreement); (ii) restrict disclosure of Confidential Information to only those employees, agents or

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consultants who must be directly involved with the Confidential Information in connection with the furtherance of the Distributor Agreement and who are bound by confidentiality terms substantially similar to those in this Agreement; (iii) not reverse engineer, de-compile or disassemble any Confidential Information; (iv) use the same degree of care as for its own information of like importance, but at least use reasonable care, in safeguarding against disclosure of Confidential Information; (v) promptly notify Disclosing Party upon discovery of any unauthorized use or disclosure of the Confidential Information and take reasonable steps to regain possession of the Confidential Information and prevent further unauthorized actions or other breach of this Agreement; and (vi) not use of any Confidential Information except for the furtherance of the Parties’ relationship under the Program and the Distributor Agreement and as otherwise expressly provided herein.

4.
The Parties further agree that Confidential Information is and shall at all times remain the property of the Disclosing Party and no grant of any proprietary rights is hereby given or intended, including any license implied or otherwise. Within ten (10) days of receipt of Disclosing Party’s written request, Receiving Party will return all Confidential Information to Disclosing Party along with all copies and portions thereof, or certify in writing that all such Confidential Information has been destroyed. However, Receiving Party may retain one (1) archival copy of the Confidential Information that it may use only in case of a dispute concerning the Distributor Agreement. No license, express or implied, in the Confidential Information is granted other than to use the Confidential Information in the manner and to the extent authorized by this Agreement. Disclosing Party warrants that it is authorized to disclose any Confidential Information it discloses pursuant to this Agreement. However, Disclosing Party makes no other representation or warranty of any kind with respect to the Confidential Information.

5.
The Parties also agree that Motorola Solutions may disclose on the Web Site(s) and/or send to other Program participants and Program Members in support of the then current Program Elements, the following Confidential Information received from Distributor, including:

(i)	Model of Distributor and the Track(s), Track Segment(s) and Markets it serves;
(ii)    Contact details of Distributor (i.e. name, address, email and phone number);
(iii)    Headquarters and/or Location(s) of Distributor;

(iv)	Specific interest, business focus, and specialization of Distributor in Products, and Market(s);
(v)    Special services offered by Distributor; and

(vi)	Training and/or Certification status of Distributor and its personnel or former personnel in the Program, Tracks and Track Segments.

Additionally, Motorola Solutions may transmit data, including sales information and Motorola Solutions billing data to any of its Affiliates for the purposes of exercising its rights or performing its obligations under the Distributor Agreement or any other lawful purpose. Distributor agrees that Motorola Solutions may also share such data with third parties who are conducting surveys, audits or performing channel related services for Motorola Solutions and with Motorola Solutions Affiliates or third parties and to the transfer thereof outside the Market under and subject to the confidentiality terms not less stringent than the provisions of this Confidentiality Agreement.

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6.	Notwithstanding anything to the contrary herein, the Receiving Party shall have no obligation to preserve the confidentiality of any information which:

i)	is or becomes public knowledge through no wrongful act of the Receiving Party; or

ii)	is already known to the Receiving Party without an obligation of confidentiality; or

iii)	is rightfully obtained by the Receiving Party from any third party without similar restriction and without breach of any obligation owed to the Disclosing Party; or

iv)	is independently developed by or for the Receiving Party without the use of any of the Disclosing Party’s Confidential Information or any breach of this term; or

v)	is furnished to a third party by the Disclosing Party without a similar restriction on the third party’s rights; or

vi)	is disclosed pursuant to a lawful requirement or request by a government agency; or

vii)	is approved for release by written authorization of the Disclosing Party.

7.
If a Receiving Party is required to disclose Confidential Information pursuant to applicable law, statute, or regulation, or court order, the Receiving Party will give to the Disclosing Party prompt written notice of the request and a reasonable opportunity to object to such disclosure or any part thereof and seek a protective order or appropriate remedy. If, in the absence of a protective order, the Receiving Party determines, upon the advice of counsel, that it is required to disclose such information, it may disclose only Confidential Information specifically required and only to the extent compelled to do so.

8.
The Receiving Party will not transfer, directly or indirectly, any product, technical data or software furnished hereunder or the direct product of such technical data or software to any country for which the United States or any other applicable government requires an export license or other governmental approval without first obtaining such license or approval, and the provisions of Section 15 of the Distributor Agreement (Export Controls) shall apply with respect thereof.

9.
Enforcement. Violation of this Confidentiality Agreement by the unauthorized use or disclosure of Confidential Information would cause irreparable damage to the Party whose Confidential Information is being used or disclosed. Therefore, in the event of such violation or threatened violation by one Party, the other Party will be entitled to seek injunctions, both preliminary as well as final, enjoining such behavior, in addition to all other remedies available to it in law or equity.

10. Unless otherwise noted herein, all capitalized terms used in this Schedule have the same meaning ascribed thereto in the Distributor Agreement.

11.
This Agreement shall be governed and construed in accordance with the laws of the State of New York and the terms of Section 22 of the Distributor Agreement (Governing Law and Dispute Resolution) will apply with respect thereto.

End of Confidentiality Schedule

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SCHEDULE 7

MOTOROLA SOLUTIONS END-USER SOFTWARE LICENSE AGREEMENT

This Motorola Solutions End-User Software License Agreement (“End-User License Agreement”) is between Motorola Solutions and Customer to whom Motorola Solutions’ proprietary software or Motorola Solutions Products containing embedded, pre-loaded, or installed software (“Products’) is made available. This End-User License Agreement contains the terms and conditions of the license Motorola Solutions is providing to Customer, and Customer’s use of the Software and Documentation.
SECTION 1 DEFINITIONS
“Customer” means the entity to which a license is granted under the terms and conditions of this End-User License Agreement.
“Documentation” means product and software documentation that specifies technical and performance features and capabilities, and the user, operation and training manuals for the Software (including all physical or electronic media upon which such information is provided).
“Open Source Software” means software with either freely obtainable source code license for modification, or permission for free distribution.
“Open Source Software License” means the terms or conditions under which the Open Source Software is licensed.
“Software” (i) means proprietary software in object code format, and adaptations, translations, decompilations, disassemblies, emulations, or derivative works of such software; (ii) means any modifications, enhancements, new versions and new releases of the software provided by Motorola Solutions; and (iii) may contain items of software owned by a third party supplier. The term “Software” does not include any third party software provided under separate license or third party software not licensable under the terms of this Agreement. To the extent, if any, that there is a separate license agreement packaged with, or provided electronically with, a particular Product that becomes effective on an act of acceptance by the end user, then that agreement supersedes this End-User License Agreement as to the end use of that particular Product.
SECTION 2     GRANT OF LICENSE
Subject to the provisions of this End-User License Agreement, Motorola Solutions grants to Customer a personal, limited, non-transferable (except as provided in Section 4), and non-exclusive license under Motorola Solutions’ copyrights and confidential information embodied in the Software to use the Software, in object code form, and the Documentation solely in connection with Customer’s use of the Products. This End-User License Agreement does not grant any rights to source code.
If the Software licensed under this End-User License Agreement contains or is derived from Open Source Software, the terms and conditions governing the use of such Open Source Software are in the Open Source Software Licenses of the copyright owner and not this End-User License Agreement. If there is a conflict between the terms and conditions of this End-User License Agreement and the terms and conditions of the Open Source Software Licenses governing Customer’s use of the Open Source Software, the terms and conditions of the license grant of the applicable Open Source Software Licenses will take precedence over the license grants in this End-User License Agreement. If requested by Customer, Motorola Solutions will use commercially reasonable efforts to: (i) determine whether any Open Source Software is provided under this End-User License Agreement; (ii) identify the Open

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Source Software and provide Customer a copy of the applicable Open Source Software License (or specify where that license may be found); and, (iii) provide Customer a copy of the Open Source Software source code, without charge, if it is publicly available (although distribution fees may be applicable).
SECTION 3     LIMITATIONS ON USE
Customer may use the Software only for Customer’s internal business purposes and only in accordance with the Documentation. Any other use of the Software is strictly prohibited and will be deemed a breach of this End-User License Agreement. Without limiting the general nature of these restrictions, Customer will not make the Software available for use by third parties on a “time sharing,” “application service provider,” or “service bureau” basis or for any other similar commercial rental or sharing arrangement.
Customer will not, and will not allow or enable any third party to: (i) reverse engineer, disassemble, peel components, decompile, reprogram or otherwise reduce the Software or any portion to a human perceptible form or otherwise attempt to recreate the source code; (ii) modify, adapt, create derivative works of, or merge the Software with other software; (iii) copy, reproduce, distribute, lend, or lease the Software or Documentation to any third party, grant any sublicense or other rights in the Software or Documentation to any third party, or take any action that would cause the Software or Documentation to be placed in the public domain; (iv) remove, or in any way alter or obscure, any copyright notice or other notice of Motorola Solutions’ proprietary rights; (v) provide, copy, transmit, disclose, divulge or make the Software or Documentation available to, or permit the use of the Software by any third party or on any machine except as expressly authorized by this Agreement; or (vi) use, or permit the use of, the Software in a manner that would result in the production of a copy of the Software solely by activating a machine containing the Software. Customer may make one copy of Software to be used solely for archival, back-up, or disaster recovery purposes; provided that Customer may not operate that copy of the Software at the same time as the original Software is being operated. Customer may make as many copies of the Documentation as it may reasonably require for the internal use of the Software.
Unless otherwise authorized by Motorola Solutions in writing, Customer will not, and will not enable or allow any third party to: (i) install a licensed copy of the Software on more than one unit of a Product; or (ii) copy onto or transfer Software installed in one unit of a Product onto another device.
If Customer is purchasing Products that require a site license, Customer must purchase a copy of the applicable Software for each site at which Customer uses such Software. Customer may make one additional copy for each computer owned or controlled by Customer at each such site. Customer may temporarily use the Software on portable or laptop computers at other sites. Customer must provide a written list of all sites where Customer uses or intends to use the Software.
SECTION 4     TRANSFERS
Customer will not transfer the Software or Documentation to any third party without Motorola Solutions’ prior written consent. Motorola Solutions’ consent may be withheld at its discretion and may be conditioned upon transferee paying all applicable license fees and agreeing to be bound by this End-User License Agreement.
SECTION 5     OWNERSHIP AND TITLE
Motorola Solutions, its licensors, and its suppliers retain all of their proprietary rights in any form in and to the Software and Documentation, including, but not limited to, all rights in patents, patent applications, inventions, copyrights, trademarks, trade secrets, trade names, and other proprietary rights in or relating to the Software and Documentation. No rights are granted to Customer under this Agreement by implication, estoppel or otherwise, except for those rights which are expressly granted to Customer in this End-User License Agreement. All intellectual property developed, originated, or prepared by Motorola Solutions in connection with providing the Software, Products, Documentation

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or related services remains vested exclusively in Motorola Solutions, and Customer will not have any shared development or other intellectual property rights.
SECTION 6     CONFIDENTIALITY
Customer acknowledges that the Software contains valuable proprietary information and trade secrets and that unauthorized dissemination, distribution, modification, reverse engineering, disassembly or other improper use of the Software will result in irreparable harm to Motorola Solutions for which monetary damages would be inadequate. Accordingly, Customer will limit access to the Software to those of its employees and agents who need to use the Software for Customer’s internal business.

SECTION 7     MAINTENANCE AND SUPPORT
No maintenance or support is provided under this End-User License Agreement. Maintenance or support, if available, will be provided under a Motorola Solutions Software Maintenance and Support Agreement.
SECTION 8     LIMITED WARRANTY AND LIMITATION OF LIABILITY
Unless otherwise specified in the applicable warranty statement, the Documentation or in any other media at the time of shipment of the Software by Motorola Solutions, and for the warranty period specified therein, for the first 120 days after initial shipment of the Software to the Customer, Motorola Solutions warrants that the Software, when installed and/or used properly, will be free from reproducible defects that materially vary from its published specifications. Motorola Solutions does not warrant that Customer’s use of the Software or the Products will be uninterrupted or error-free or that the Software or the Products will meet Customer’s particular requirements.
MOTOROLA SOLUTIONS’ TOTAL LIABILITY, AND CUSTOMER’S SOLE REMEDY, FOR ANY BREACH OF THIS WARRANTY WILL BE LIMITED TO, AT MOTOROLA SOLUTIONS’ OPTION, REPAIR OR REPLACEMENT OF THE SOFTWARE OR PAYMENT OF CUSTOMER’S ACTUAL DAMAGES UP TO THE AMOUNT PAID TO MOTOROLA SOLUTIONS FOR THE SOFTWARE OR THE INDIVIDUAL PRODUCT IN WHICH THE SOFTWARE IS EMBEDDED OR FOR WHICH IT WAS PROVIDED. THIS WARRANTY EXTENDS ONLY TO THE FIRST CUSTOMER; SUBSEQUENT TRANSFEREES MUST ACCEPT THE SOFTWARE “AS IS” AND WITH NO WARRANTIES OF ANY KIND. MOTOROLA SOLUTIONS DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT, AND FITNESS FOR A PARTICULAR PURPOSE.
IN NO EVENT WILL MOTOROLA SOLUTIONS BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOSS OF USE, TIME OR DATA, INCONVENIENCE, COMMERCIAL LOSS, LOST PROFITS, OR SAVINGS, TO THE FULL EXTENT SUCH MAY BE DISCLAIMED BY LAW, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE LIMITATIONS IN THIS PARAGRAPH WILL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.
SECTION 9    TERM AND TERMINATION
Any use of the Software, including but not limited to use on the Products, will constitute Customer’s agreement to this End-User License Agreement. Customer’s right to use the Software will continue for the life of the Products with which or for which the Software and Documentation have been provided by Motorola Solutions, unless Customer breaches this End-User License Agreement, in which case this End-User License Agreement and Customer’s right to use the Software and Documentation may be terminated immediately by Motorola Solutions. In addition, if Motorola Solutions reasonably believes that Customer intends to breach this End-User License Agreement Motorola Solutions may, by notice to Customer, terminate Customer’s right to use the Software.

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Upon termination, Motorola Solutions will be entitled to immediate injunctive relief without proving damages and, unless Customer is a sovereign government entity, Motorola Solutions will have the right to repossess all copies of the Software in Customer’s possession. Within thirty (30) days after termination of Customer’s right to use the Software, Customer must certify in writing to Motorola Solutions that all copies of such Software have been returned to Motorola Solutions or destroyed.
SECTION 10    UNITED STATES GOVERNMENT LICENSING PROVISIONS

This Section applies if Customer is the United States Government or a United States Government agency. Customer’s use, duplication or disclosure of the Software and Documentation under Motorola Solutions’ copyrights or trade secret rights is subject to the restrictions set forth in subparagraphs (c)(1) and (2) of the Commercial Computer Software-Restricted Rights clause at FAR 52.227-19 (JUNE 1987), if applicable, unless they are being provided to the Department of Defense. If the Software and Documentation are being provided to the Department of Defense, Customer’s use, duplication, or disclosure of the Software and Documentation is subject to the restricted rights set forth in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013 (OCT 1988), if applicable. The Software and Documentation may or may not include a Restricted Rights notice, or other notice referring to this End-User License Agreement. The provisions of this End-User License Agreement will continue to apply, but only to the extent that they are consistent with the rights provided to the Customer under the provisions of the FAR and DFARS mentioned above, as applicable to the particular procuring agency and procurement transaction.

SECTION 11     GENERAL

Copyright Notices. The existence of a copyright notice on the Software will not be construed as an admission or presumption that public disclosure of the Software or any trade secrets associated with the Software has occurred.
Compliance with Laws. Customer acknowledges that the Software is subject to the laws and regulations of the United States and Customer will comply with all applicable laws and regulations, including export laws and regulations of the United States. Customer will not, without the prior authorization of Motorola Solutions and the appropriate governmental authority of the United States, in any form export or re-export, sell or resell, ship or reship, or divert, through direct or indirect means, any item or technical data or direct of indirect products sold or otherwise furnished to any person within any territory for which the United States Government or any of its agencies at the time of the action, requires an export license or other governmental approval. Violation of this provision is a material breach of this Agreement.

Third Party Beneficiaries. This End-User License Agreement is entered into solely for the benefit of Motorola Solutions and Customer. No third party has the right to make any claim or assert any right under this Agreement, and no third party is deemed a beneficiary of this End-User License Agreement. Notwithstanding the foregoing, any licensor or supplier of third party software included in the Software will be a direct and intended third party beneficiary of this End-User License Agreement.

Waiver. No waiver of a right or remedy of a party will constitute a waiver of another right or remedy of that party.
Assignments. Motorola Solutions may assign any of its rights or sub-contract any of its obligations under this End-User License Agreement or encumber or sell any of its rights in any Software, without prior notice to or consent of Customer.
Causes of Action. Customer must bring any action under this End-User License Agreement within one year after the cause of action arises except that warranty claims must be brought within the applicable warranty period.

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Entire Agreement and Amendment. This End-User License Agreement contains the parties’ entire agreement regarding Customer’s use of the Software and may be amended only in a writing signed by both parties, except that Motorola Solutions may modify this End-User License Agreement as necessary to comply with applicable laws and regulations.
Governing Law. This End-User License Agreement is governed by the laws of the United States to the extent that they apply and otherwise by the internal substantive laws of the Sate to which the Software is shipped if Customer is a sovereign governmental entity, or the internal substantive laws of the State of Delaware if Customer is not a sovereign government entity. The terms of the U.N. Convention on Contracts for the International Sale of Goods do not apply. In the event that the Uniform Computer Information Transaction Act, any version of this Act, or a substantially similar law (collectively “UCITA”) becomes applicable to a party’s performance under this Agreement, UCITA does not govern any aspect of this End-User License Agreement or any license granted under this End-User License Agreement, or any of the parties’ rights or obligations under this End-User License Agreement. The governing law will be that in effect prior to the applicability of UCITA.
Dispute Resolution. Unless Customer is a sovereign governmental entity, any dispute arising from or in connection with this End-User License Agreement shall be submitted to the sole and exclusive forum of the state and federal courts sitting in New Castle County, Delaware (the "Delaware Courts"), and each party irrevocably submits to the jurisdiction of the Delaware Courts for the litigation of such disputes. Each party hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding brought in the Delaware Courts, any claim or defense that the party is not subject to the jurisdiction of the Delaware Courts, that the Delaware Courts are an inconvenient forum, or that the Delaware Courts are an improper venue.

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SCHEDULE 8
BUSINESS POLICY AND COMPLIANCE WITH LAW

1.    Motorola has historically depended on product quality and superiority combined with outstanding support capability to sell its products in all parts of the world. Motorola believes it can continue to grow and to prosper without succumbing to legally questionable or unethical demands. Motorola will not do business with any channel partner, customer or any other person where they know or suspect the existence of questionable practices.

2.    Distributor certifies that all information provided to Motorola in the process of becoming a Value Added Distributor in the Program was complete and accurate. Distributor further agrees that a material omission or misrepresentation of such information shall constitute just cause for the immediate termination of this Agreement without any liability whatsoever of Motorola to Distributor.
Distributor will inform Motorola in writing of any material changes to such information (including any material change of its ownership or principals) and Motorola shall have the right to review Distributor’s appointment as a Value Added Distributor in such event. Distributor agrees to furnish additional information, as requested by Motorola, as part of the renewal of the Agreement.

3.     Distributor agrees that it will, at the request of Motorola, and at least annually, certify that it has not and, to its knowledge, no other person, including but not limited to, every employee of Distributor has made, offered to make or agreed to make any loan, gift, donation or other payment, directly or indirectly, whether in cash or in kind, to or for the benefit of any (i) governmental official or employee (including employees of government owned and government controlled corporations and public international organizations), or (ii) any political party, political party official or candidate in order to secure or retain business, or secure some other improper business advantage. Distributor further agrees that should it learn of, or have reason to know of any payment, offer or agreement to make such a loan, gift, donation or other payment, it will immediately advise Motorola of such knowledge or suspicion.

4.    Distributor hereby acknowledges that it maintains the attached Business Ethics and Code of conduct policy and it hereby certifies that it will comply with the provisions thereof. Distributor agrees that any violation of law and/or violation of the provisions of Distributor’s Business Ethics and Code of Conduct policy shall constitute just cause for the immediate termination of this Agreement without any liability whatsoever of Motorola to Distributor. Distributor agrees to cooperate fully in any investigation of Distributor’s activities by any legal or regulatory body.

5.    Distributor shall at all times conduct its efforts hereunder in strict accordance with all applicable laws and regulations and with the highest commercial standards. Distributor shall effect or secure and maintain at its own cost all necessary governmental permits, licenses, approvals and registrations required in connection with the execution or performance of this Agreement and the importation and resale of the Products.

6.    Distributor shall not engage in any practice or activity with respect to any of the services and assistance rendered by Distributor under this Agreement which is prohibited or in violation of any applicable federal, state or local law in the United States or in the Territory, or which in the opinion of legal counsel to Motorola is illegal or in violation of any applicable federal, state, or local law in the United States or the Territory.

7.    Distributor, including its officers, directors, employees and agents, shall use only legitimate and ethical business practices in the activities contemplated by this Agreement.  Distributor shall comply fully with all laws applying to the sale and distribution of the Products, including the United States

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Foreign Corrupt Practices Act, local anti-corruption laws and laws prohibiting the payment of commercial or private bribes.  In connection with this Agreement, neither the Distributor nor any of its officers, directors, employees or agents shall pay, offer, promise, or authorize the payment, directly or indirectly, of any monies or anything of value to any person, including but not limited to any government official or employee, any political party or candidate for political office, or any employee or official of a public international organization, for the purpose of inducing or rewarding any favorable action or obtaining any improper advantage in any commercial transaction or in any governmental matter. Distributor further agrees to comply with all United States laws and regulations regarding export licenses or the control or regulation of exportation or re-exportation of products or technical data sold or supplied to Distributor.  Both Motorola and Distributor further agree to take the required steps necessary to satisfy any laws or requirements to declare, file, record or otherwise render this Agreement valid. Distributor commits that to the knowledge of its Legal Department and without due inquiry, neither its owners, officers, nor employees are agents, employees, officers, or representatives of any government or any agency or other instrumentality of any government. Distributor further agrees to inform Motorola of any change in such status or representation.

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SCHEDULE 8
Exhibit A

ScanSource, Inc. Code of Business Conduct

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SCHEDULE 9

OEM Distributor Addendum
To
Americas Distribution Agreement

*****

Annex 1: Products and Pricing
Annex 2: Authorized OEM customers
Annex 3: Distributor Qualification Form
Annex 4: OEM Support Services

This OEM Distributor Addendum (the “Addendum”) to the Agreement, between Symbol Technologies, Inc. and its subsidiaries (“Symbol”), its principal address at One Symbol Plaza, Holtsville, New York 11742-1300, and ScanSource, Inc. (“OEM Distributor”), having its principal address at 6 Logue Court, Greenville, South Carolina 29615 inclusive of all attached Annexes supplements the terms and conditions of the Agreement and sets forth the conditions by which OEM Distributor may purchase and remarket OEM Products to OEM Customers within the Territory.

1.0    Definitions    All capitalized terms not defined in this Addendum shall have the same meaning given them in the Agreement. The following terms are used in this Addendum and shall mean the following:
1.1    “Addendum”    shall mean this OEM Distributor Addendum to the Agreement.
1.2    “Agreement”    shall mean the Americas Distribution Agreement of even date hereof.
1.3    “OEM Distributor”    A Symbol partner authorized by Symbol to purchase and remarket the OEM Products within the Territory only to OEM Customers.
1.4    “OEM Customer(s)”    The purchaser of the OEM Products who integrates the OEM Products into purchaser-branded hardware products and/or system (the “Customer System”) that the OEM Customer delivers (directly or indirectly) to an end user as a complete solution. The Customer System provides functionality beyond that of the OEM Product. A list of OEM Customers as of the date of execution of this Addendum is provided in Annex 2 which may be changed by Symbol from time to time.
1.5    “Parties” shall mean both Symbol and OEM Distributor and “Party” shall mean either Symbol or OEM Distributor.
1.6    “Product Price” The prices of the OEM Products as of the date of execution of this Addendum, are listed in Annex 1. Products Price may be changed by Symbol from time to time per the terms and conditions of Section 1 of Schedule 2 to the Agreement.
1.7    “OEM Product(s)” The Symbol hardware and software products offered for sale by Symbol under the terms of this Addendum and as of the date of execution of this Addendum are as set forth in Annex 1. OEM Products(s) may be changed by Symbol from time to time. The terms and conditions of Section 2 of Schedule 2 to the Agreement will apply with respect to discontinuance of OEM Products.
1.8    “Symbol OEM Distributor Program” OEM Distributor has met the requirements of the OEM Qualification Form and OEM Services attached hereto as Annex 3 and 4.
1.9    “Territory” The territory for this Addendum is as stated in the Agreement; however, *****

2.0    Appointment.    Symbol appoints OEM Distributor and OEM Distributor accepts appointment as a reseller of the OEM Products, Symbol grants OEM Distributor a non-exclusive right to purchase OEM Products, at the Product Prices, for resale only to the OEM Customers listed in Annex 2 within

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the Territory. Symbol has the right to appoint other OEM Distributors and agents in the Territory and/or to make direct sales in the Territory, without any obligation to OEM Distributor and without OEM Distributor’s prior consent. Symbol reserves the right not to sell OEM Products to OEM Distributor that it determines cannot be adequately supported by OEM Distributor in the Territory.

3.0    Duties of OEM Distributor.

3.1    *****

3.2    OEM Distributor acknowledges that Symbol has issued and pending patents covering the OEM Products and their sale, and that this Addendum has been expressly requested by OEM Distributor from Symbol to enable OEM Distributor to sell the OEM Products only to the OEM Customers listed in Annex 2 within the Territory under a limited immunity from suit for infringement of the claims of Symbol’s patents.

3.3    Unless Annex 1 includes OEM Products identified as Track 3 Embedded Products or Track 2 Private Label Products (in which case additional terms and conditions will apply) OEM Distributor is only authorized to resell OEM Products, and not to incorporate OEM Products into OEM Distributor products or third party products.

3.4    The track level indicated on the first page of this Addendum indicates the capabilities the OEM Distributor possesses to offer the Services defined in Annex 4 to this Addendum.

4.0    Modification of Agreement

4.1    The following terms shall be applicable to the purchase and sale of OEM Products under this Addendum.

4.1.1    Standard OEM Products purchased under this OEM Addendum are eligible for stock rotation under Section 3.1 and 3.2 of the Schedule 2 of the Agreement. For purposes of this Addendum “Standard OEM Products” are OEM Products that have not been modified or customized to meet a specific OEM Customer requirement. Custom OEM Products are not subject to return. For the purpose of this Addendum “Custom OEM Products” are OEM Products purchased under this OEM Addendum that are modified to meet a specific OEM Customer requirement and are not ordinarily sold by Symbol in the modified form.

4.1.2    The purchase and sale of Standard OEM Products shall qualify as sales for the calculation of any Co-op Funds or rebate (or their equivalent) per the then-current OEM and/or rebate programs that are communicated by Symbol to the Distributor in writing. Custom OEM Products are not eligible for any Co-op Funds or rebate calculations.

5.0    The term of the Addendum shall coincide with the Agreement; however, either party may terminate this Addendum without liability to the other party by providing thirty (30) days prior written notice.

6.0    All other terms and conditions of the Agreement shall apply to the purchase and sale of the OEM Products hereunder.

IN WITNESS WHEREOF, the Parties have executed this Addendum on the date set forth opposite their names.

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ScanSource, Inc.                    Symbol Technologies, Inc.

By: /s/ Buck Baker____________            By:     /s/ Mike deVente_________

Name:    Buck Baker_____________            Name: _Mike deVente___________

Title:    Pres. Worldwide Barcode & Security        Title: __Vice President__________

Date:    February10, 2014____________        Date: _February 12, 2014________

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SCHEDULE 9
ANNEX 1
OEM PRODUCTS & PRICES

*****

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SCHEDULE 9
ANNEX 2
OEM Customers

*****

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SCHEDULE 9
ANNEX 3
OEM Qualification Form

*****

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SCHEDULE 9
ANNEX 4

OEM Distributor must:

1.    Employ dedicated resources to provide support to OEM Customers for:

▪	Pre-sales configuration

▪	Order and delivery management

▪	Post-sales technical support

2.     Develop and maintain the following programs for OEM Customer support:

▪	Dead-on-arrival with advanced exchange

▪	Coordinate the Symbol Return Materials Authorizations (RMA) for warranty and service on behalf of the OEM

▪	Demo equipment

3.    On site configuration and integration capability including:

▪	Private labeling

▪	Software and firmware loading

▪	Kitting

▪	Bulk packing

▪	Unit package development

▪	Document editing and printing

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SCHEDULE 10 – FLOW DOWN REQUIREMENTS

(TO BE POSTED ON DISTRIBUTOR WEBSITE PER SECTION 6 OF THE AGREEMENT)

ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO ALL SALES OF MOTOROLA SOLUTIONS, INC. AND ITS AFFILIATES PRODUCTS AND SERVICES

Below are the Motorola Solutions, Inc. and its affiliates’ (“Motorola”) standard terms and conditions (“T&Cs”) which are required to be flowed-down by ScanSource, Inc. and its affiliates (“SCSC”) to resellers (“Resellers or “you”) who buy Motorola products and services (“Products”) from SCSC for further resale (directly or indirectly) to end user customers purchasing the Products for their own use and not for resale (“End Users”). You shall ensure the T&Cs are part of your (or of any authorized reseller to whom you sell for further resale to End Users) binding contracts with End Users covering the supply of Products.

1. Warranty (Hyperlink)

•	Warranty Flow-Down Requirements and Motorola Standard Product Warranty
2. Services Terms and Conditions (Hyperlink)

•	Motorola Sell-Through Terms and Conditions including Break/Fix and Professional Services Terms
3. MSI Software Redistribution Provisions (Hyperlink)

•	Software Redistribution Requirements

•	Motorola End User Software License Agreement (EULA)
4. Sales where the End User is a US Federal Government Entity (Hyperlink)

•	“Three-Stepping” Opportunities

•	Products containing MESH Technology

•	Products purchased for use in countries that are part of the European Union (EU)

•	Software Redistribution Requirements

•	Motorola End User Software License Agreement (EULA)

1.WARRANTIES

WARRANTY FLOW-DOWN REQUIREMENTS AND MOTOROLA STANDARD PRODUCT WARRANTY

1.    Each Product warranty is extended by Motorola to the customer of such Product who acquires the Product for its own use and not for resale (“End User”) and not to any reseller of the Product. Any such warranty is not assignable or transferable from the original End User to any later purchaser. You

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will provide the original End User with the appropriate product warranty and, if applicable, a software license and software warranty before the sale of the Products.

2.    Products are warranted against defects in workmanship and material under the terms and for a period as defined by the Product specification data sheet furnished with each Product at shipment, and in the absence of such data sheet in accordance with the Standard Warranty Statements provided herein for the applicable Product(s), provided the Product remains unmodified and is operated under normal and proper conditions. Motorola may change its Standard Warranty Statements at any time by posting a notice on the Site of such change.
MOTOROLA DOES NOT EXTEND ANY WARRANTY TO RESELLERS. OTHER THAN WHAT IS STATED IN THE STANDARD WARRANTY STATEMENTS FOR THESE PRODUCTS, MOTOROLA MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

3.    You may not issue any warranties, guarantees, or licenses that purport to obligate Motorola to any person or entity other than the applicable warranties or license specified herein and furnished for the Products by Motorola. To the extent that you make any warranty or representation to your customers or any other third party in respect of the Products which is not consistent with Motorola’s warranty, including without limitation the warranty duration, it is understood that such representation or warranty shall be made solely for your account and shall not bind Motorola. You shall indemnify and hold Motorola harmless from and against any claims, liabilities and expenses (including, but not limited to, attorney’s fees) asserted against, or incurred by, Motorola resulting from the making by you of any such representation or warranty and/or any other express or implied warranty you make.

4.    THE LIMITED WARRANTY SPECIFIED HEREIN IS THE ONLY WARRANTY PROVIDED BY MOTOROLA, AND MOTOROLA AND ITS LICENSORS EXPRESSLY DISCLAIM ALL OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT. MOTOROLA DOES NOT WARRANT THAT THE OPERATION OF THE PRODUCTS WILL BE UNINTERRUPTED OR ERROR-FREE, OR THAT DEFECTS IN THE PRODUCTS WILL BE CORRECTED. NO ORAL OR WRITTEN REPRESENTATIONS MADE BY MOTOROLA OR AN AGENT THEREOF SHALL CREATE A WARRANTY OR IN ANY WAY INCREASE THE SCOPE OF THIS WARRANTY. MOTOROLA DOES NOT WARRANT ANY PRODUCTS THAT HAVE BEEN OPERATED IN EXCESS OF SPECIFICATIONS, DAMAGED, MISUSED, NEGLECTED, OR IMPROPERLY INSTALLED.

IN NO EVENT SHALL MOTOROLA OR ANY OF THE LICENSORS, DIRECTORS, OFFICERS, EMPLOYEES OR AFFILIATES OF THE FOREGOING BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL OR SIMILAR DAMAGES WHATSOEVER, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION AND THE LIKE, WHETHER FORESEEABLE OR UNFORESEEABLE, ARISING OUT OF THE USE OR INABILITY TO USE THE PRODUCTS OR ACCOMPANYING WRITTEN MATERIALS, REGARDLESS OF THE BASIS OF THE CLAIM AND EVEN IF MOTOROLA OR A MOTOROLA REPRESENTATIVE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. THIS LIMITATION WILL NOT APPLY IN CASE OF PERSONAL INJURY ONLY WHERE AND TO THE EXTENT THAT APPLICABLE LAW REQUIRES SUCH LIABILITY.

2.	SERVICES TERMS AND CONDITIONS

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MOTOROLA ‘SELL-THROUGH’ TERMS AND CONDITIONS INCLUDING BREAK/FIX AND PROFESSIONAL SERVICES TERMS
For purposes hereof the following terms will have the meaning assigned thereto herein:

“Break/Fix Services” means services that:
i.    Are performed or delivered on a device that has failed or been damaged to restore it to the defined specifications, either at a Motorola authorized repair center or at the End User location.
ii.    Provide preventive maintenance on a device before component or other failure, and/or
iii.    Provide full access to technical support resources and the right to use and copy entitled software releases, if any, for the products covered by a service agreement or warranty. Examples include, without limitation: Service from the Start, Service Center Bronze, Advance Exchange, Software Support, Flat Rate Repair and Time & Material (as described in the applicable SDDs).

“Indirect Model” shall mean when you procure the Sell Through Services from Authorized Distributor(s) for further resale to End Users, only on the Motorola Services Contract terms.

“Motorola Services Contract” means:

a.	Those Motorola’s terms and conditions provided herein under the title Break/Fix
Services, and when Other Services are purchased the terms and conditions provided herein under the title Professional Services Terms; and

b.    Motorola’s standard service description documents (“SDDs”) which define the scope of the Sell Through Services and the Subcontracted Services. Motorola may at its option amend the terms posted on the Site and the SDDs at any time without notice.

“Other Services” means any Services other than Break/Fix Services.

“Sell Through Services” shall mean the provision of Services by Motorola (or its outsourced resources) to End Users.

“Subcontracted Services” shall mean when you are subcontracting Motorola to perform the Services while maintaining the sole point of contact with the End Users.

4.    Sell Through Services

4.1	The Master Terms and Conditions and the Reseller Community Addendum establish the terms under which you may procure Services from an Authorized Distributor for further resale to End Users.

4.2	(a) You agree that you will procure and offer the Sell Through Services only on the basis of the Indirect Model.

(b)	You acknowledge and agree that:

(i)	the Motorola Services Contract shall be the operative contract between you and End Users for the procurement and the supply (as applicable) of the Sell Through Services;

(ii)
any agreement(s) it enters into with End User(s) for the provision of Sell Through Services will be on the basis of the Motorola Services Contract and Motorola will be an intended third party beneficiary to such agreement(s); and

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(iii)
in any order acknowledgment issued by you to indicate its acceptance of an End User’s purchase order for Sell Through Services, you will state: “All purchases of these services are subject to Motorola terms and conditions posted at http://www.motorolasolutions.com/staticfiles/Business/_Documents/static%20files/SellThroughTermsNA.pdf, or attached.”

(c)    In the event you do not comply with the terms of sub section 4.2(b) above, and a claim is asserted or brought by an End User against Motorola which arises out of or is in any way connected to:

(i)	End User’s assertion that the Motorola Services Contract does not regulate the supply of the Sell Through Services from Motorola to End User; or

(ii)
End User’s exertion of its contractual rights against Motorola where End User has not entered into the Motorola Services Contract with you and instead is relying upon different contractual terms (the “Services Claim”), you agree to defend Motorola in the Services Claim (at Motorola’s request) and to indemnify and hold Motorola harmless from and against: any costs, settlement, service credits or similar losses due and/or payable as a result of the Services Claim; and/or any judgment awarding damages or other remedy against Motorola in the Services Claim.

5.	Subcontracted Services. You agree that in the event Motorola provides Subcontracted Services the terms of the Motorola Services Contract will apply.

3.MOTOROAL SOFTWARE REDISTRIBUTION PROVISIONS

SOFTWARE REDISTRIBUTION REQUIREMENTS INCLUDING END USER LICENSE AGREEMENT (EULA)

1.    A separate Motorola software license and software warranty may apply to certain Products and/or individual items of software. When you are advised by in writing that a Product specific software license and software warranty apply to Products that are purchased for resale, or relicensing, as the case may be, you will advised by your distributor of the procedures that must be taken in connection with the sale and/or licensing of such Products and/or Motorola software, such as a requirement that you and the ultimate End Users agree to the applicable Motorola software license agreement prior to delivery thereof to such End User. From time to time, Motorola may change such separate software licenses, warranties and procedures and you will receive prior written notice from the Distributor addressing such change. MOTOROLA DOES NOT EXTEND ANY SOFTWARE WARRANTY TO YOU AND ALL WARRANTIES EXPRESS OR IMPLIED ARE SPECIFICALLY EXCLUDED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTY OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

2.Title to software(s) in whole or in part, and all rights in patents, copyrights, trade secrets, and other intellectual properties in such software(s) are vested in, and shall remain vested in, Motorola or the third party that owns it.

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3.Except for the right to use Products for the purposes provided herein which arises by operation of law, and except as expressly provided herein, nothing contained herein shall be deemed to grant to you or to the End Users purchasing from you either directly or by implication, estoppel, or otherwise, any license or right under any patents, copyrights, trademarks or trade secrets of Motorola or any third party.

4.Software Redistribution License and End User Software License Agreement.
Without prejudice to Sections 1-3 above, any software program or documentation delivered to you with any of the Products for resale shall be governed by the terms and conditions of Motorola’ Software Redistribution License as set out in this Section 4.

4.1    As specified herein, Motorola will provide the you with Products that contain embedded, pre-loaded, or installed software. “Software,” for the purposes of this Clause 4 means (i) proprietary software in object code format, and adaptations, translations, decompilations, disassemblies, emulations, or derivative works of such software; (ii) any modifications, enhancements, new versions and new releases of the software provided by Motorola Solutions; and (iii) may contain items of software owned by a third party supplier. The term “Software” does not include any third party software provided under separate license or third party software not licensable under the terms included herein. “Documentation,” for the purposes of this Clause 4.1, means product and software documentation that specifies technical and performance features and capabilities, and the user, operation and training manuals for the Software (including all physical or electronic media upon which such information is provided).

4.2    Software Redistribution License: The Software Redistribution License as provided for in this Clause 4 sets out the terms and conditions of the license Motorola is providing to you, and your use of the Software and Documentation. Motorola hereby grants you a personal, non-assignable, non-transferable, non-exclusive license under Motorola’ copyrights and confidential information embodied in the Software to use the Software, in object code form, and the Documentation for the sole and exclusive purpose of distributing such Software to End Users, as limited herein. There is no grant to any rights to source code. Any other use of the Software is strictly prohibited and will be deemed a breach of your agreement with your distributor.

4.3    You acknowledges Motorola ' claim that the Products furnished hereunder contain valuable trade secrets of Motorola and therefore agree that you will not translate, reverse engineer, de-compile or disassemble, manufacture, modify, alter or make any other unauthorized use of such Products. Additionally, you agree you will not make, have made, use or sell any Products in violation of Motorola’s intellectual property rights.

4.4 End User Software License Agreement ( EULA): You will include Motorola’s End-User Software License Agreement provided herein all your transactions with End Users.

4.SALES WHERE THE END USER IS A US FEDERAL GOVERNMENT ENTITY

“THREE-STEPPING” OPPPORTUNITIES REQUIREMENTS

1.
For purposes hereof, a “Federal Governmental Entity” is any department, agency, or instrumentality of the U.S. Federal Government. Sales you make for further resale (directly or indirectly) to a US Federal Government Entity (“US Fed Gov Sales”) are subject to the terms of Sections 1-4 below.

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2.
When buying for US Fed Gov Sales you may resell to other resellers for further sale to End Users, provided such other resellers are either prime contractors to a Federal Government Entity or subcontractors between you and such prime contractors and provided they are approved in writing by Motorola for each particular US Fed Gov Sales opportunity.

PRODUCTS CONTAINING MESH TECHNOLOGY

For those Products containing Mesh technology you agree not to modify the Motorola hardware or software purchased for US Fed Gov Sales or design or adapt the Products for military applications.

PRODUCTS PURCHASED FOR USE IN COUNTIRES THAT ARE PART OF THE EUROPEAN UNION (EU)

You will include the following language in any transactions with End Users when Products are procured by such End Users for use in the European Union (EU):

“All Products to be shipped under this order acknowledgement are intended for the sole and direct use by the US military, US Dept of State or other US Federal agencies, OR by military agencies of the EU country under a US Government FMS purchase, and no commercial or business usage of these Products are intended; as such the requirements of the EU RHHS regulations do not apply. Additionally, it is intended that the Products will not be resold within the EU, and any non-RoHS items will not be disposed of within the EU.”

You will not accept any purchase order without such statement.

SOFTWARE REDISTRIBUTION REQUIREMENTS

The following will apply with respect to US Fed Gov Sales notwithstanding anything to the contrary contained in Section 3 (Motorola Software Redistribution Provisions) of these Additional Terms and Conditions.

(a)    The Software, Documentation and updates thereof are commercial items as that term is defined at 48 C.F.R. Part 2.101, consisting of “commercial computer software” and “computer software documentation” as such terms are defined in 48 C.F.R. Part 252.227-7014(a)(1) and 48 C.F.R. Part 252.227-7014(a)(5), and used in 48 C.F.R. Part 12.212 and 48 C.F.R. Part 227.7202, as applicable. Consistent with 48 C.F.R. Part 12.212, 48 C.F.R. Part 252.227-7015, 48 C.F.R. Part 227.7202-1 through 227.7202-4, 48 C.F.R. Part 52.227-19, and other relevant sections of the Code of Federal Regulations, as applicable, the Software, Documentation and Updates are distributed and licensed to U.S. Government end users (a) only as commercial items, and (b) with only those rights as are granted to all other end users pursuant to the terms and conditions contained herein.

(b)    If you are purchasing Products and licensing Software for end use by a Federal Government Entity, you may transfer such Software license, but only if: (i) All copies of such Software and Documentation are transferred to such Federal Government Entity or interim transferee, and (ii) you have first obtained from the transferee (if applicable) and ultimate End User an enforceable end user license agreement containing restrictions substantially identical to the ones contained in the EULA provided herein.

PARTNEREMPOWER AMERICAS DISTRIBUTION AGREEMENT
© 2014 Motorola Solutions, Inc. Proprietary and Confidential. Page 70

REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

PartnerEmpower™ AMERICAS DISTRIBUTOR AGREEMENT

Except as stated in the foregoing, you and any transferee(s) authorized by this Section may not otherwise use or transfer or make available any Software to any third party nor permit any party to do so.

PARTNEREMPOWER AMERICAS DISTRIBUTION AGREEMENT
© 2014 Motorola Solutions, Inc. Proprietary and Confidential. Page 71